UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

BOISE CASCADE COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026

Notice of Annual Meeting of Shareholders and Proxy Statement

BCI Joist
VERSA-LAM
Boise Cascade
Boise, ID

Boise Cascade®

www.bc.com

Boise Cascade®

WHO WE ARE

Boise Cascade is one of the largest U.S. wholesale distributors of building materials and a leading manufacturer of engineered wood products and plywood in North America. Our integrated model and national distribution footprint position us to deliver outstanding service to our customers across a broad range of industry-leading products, including key structural products that we produce. We are a public company traded on the New York Stock Exchange under the symbol BCC.

Headquartered in Boise, Idaho, we operate more than 60 distribution and manufacturing facilities strategically located across the U.S. and Canada. Our work is powered by a dedicated team of over 7,500 people.

#579 FORTUNE 1000 COMPANY WITH AN ENTREPRENEURIAL HEART

7500+ ASSOCIATES

60+ LOCATIONS IN USA AND CANADA

3 SUSTAINABILITY CERTIFICATIONS

BCC NYSE

WHAT WE DO

The **Building Materials Distribution (BMD)** division consists of 40+ distribution facilities, including millwork and door shops and a truss plant, located strategically throughout the U.S. We combine our broad footprint with personal service and quick response times to provide home improvement centers, lumber, and building materials dealers, and industrial customers with access to a broad inventory—offering everything from walls and floors to decks and doors. In 2025, BMD division sales were $5.9 billion.

The **Wood Products** division manufactures high-quality engineered wood products, plywood, and lumber for residential, multifamily, and light commercial construction needs. Our wood products provide strength, stiffness, and dimensional consistency through efficient use of raw materials. Customers have access to a suite of software and SawTek automated saw solutions to increase efficiency and productivity. This is all backed by a team of dedicated professionals delivering superior support and knowledge. In 2025, our Wood Products division recorded sales of $1.6 billion.

OUR CORE VALUES

INTEGRITY
SAFETY
RESPECT
EXCELLENCE

Boise Cascade®

Learn more at bc.com

© 2026 Boise Cascade Company. All rights reserved

rev. Feb. 2026

BUILDING MATERIALS DISTRIBUTION

Woodinville
Spokane
Vancouver
Yakima
Lake Oswego
Headquarters
Boise
Medford
Billings
Idaho Falls
Minneapolis
Portland
MW
Saco
Portsmouth
Hatfield MW
Chicopee
Westfield
Andover
(BR Sales)
Detroit
Pittsburgh
Chicago
Salt Lake City
Modesto
Grand Junction
Denver
Marion
Delanco
Baltimore
Cincinnati
Kansas City
Saint Louis
Nashville
Greenboro
Riverside
Tulsa
Memphis
Phoenix
Albuquerque
Birmingham
Atlanta
Dallas
Milton
Hondo
Houston
Orlando
West Palm Beach
Headquarters
Distribution Center
Distribution Center with Millwork
Millwork
Sales Support
Truss Plant

WOOD PRODUCTS

Kettle Falls
Kettle Falls
Arden
St. Jacques
Willamina
Elgin
Medford
White City
Homedale
White City
Headquarters
Rogue Valley
Chester
Thorsby
Alexandria
Chapman
Florien
Havana
Oakdale
Headquarters
EWP
Lumber
Plywood
Veneer

Learn more at bc.com

© 2026 Boise Cascade Company. All rights reserved

Boise Cascade®

1	PROXY STATEMENT SUMMARY
1	PURPOSE AND STRATEGY
2	EXECUTING OUR STRATEGY
3	2026 ANNUAL MEETING INFORMATION
4	VOTING MATTERS
4	DIRECTORS
7	2025 SELECT PERFORMANCE HIGHLIGHTS
8	EXECUTIVE COMPENSATION HIGHLIGHTS
9	CORPORATE GOVERNANCE PRACTICES AND HIGHLIGHTS
10	RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

11	CORPORATE GOVERNANCE AND BOARD MATTERS
11	PROPOSAL NO. 1 — ELECTION OF TEN DIRECTORS
11	Director Skills Matrix
13	DIRECTORS
17	CORPORATE GOVERNANCE
17	Code of Ethics for Our Board
18	Corporate Governance Guidelines
18	Director Independence
18	Related-Person Transactions
19	Role of Compensation Consultant
19	Role of Board in Our Risk Management Processes
20	Risk Analysis of Employee Compensation Policies and Practices
21	Director Selection Process
22	Board and Committee Self-Evaluations
22	Director Time Commitment Policy
23	Communications with Our Board
23	Shareholder Engagement
24	Sustainability, Environmental, and Human Capital Management
26	BOARD STRUCTURE
26	Board Leadership Structure
26	Executive Sessions and Independent Director Sessions
27	2025 Meeting Attendance
27	Board Committees
31	BOARD COMPENSATION
31	2025 Director Compensation Table
31	Director Fees
32	2025 Director Restricted Stock Unit Awards
32	Directors Deferred Compensation Plan
32	Compensation Committee Interlocks and Insider Participation

33	EXECUTIVE COMPENSATION
33	PROPOSAL NO. 2 — ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION
34	PROPOSAL NO. 3 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
35	COMPENSATION COMMITTEE REPORT
35	COMPENSATION DISCUSSION AND ANALYSIS
46	COMPENSATION TABLES
46	2025 Summary Compensation Table
48	2025 Grants of Plan-Based Awards
49	2025 Outstanding Equity Awards at Fiscal Year-End
50	2025 Option Exercises and Stock Vested
50	2025 Supplemental Pension Benefits
50	2025 Nonqualified Deferred Compensation
51	Potential Payments upon Termination or Change in Control
53	PAY RATIO DISCLOSURE
54	PAY VERSUS PERFORMANCE DISCLOSURE

59	AUDIT-RELATED MATTERS
59	PROPOSAL NO. 4 — RATIFICATION OF INDEPENDENT ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2026
60	AUDIT COMMITTEE REPORT
60	Audit Committee Charter and Responsibilities
60	Audit Committee Financial Experts
60	Recommendation of Financial Statements
61	FEES PAID TO KPMG
61	POLICIES AND PROCEDURES FOR PREAPPROVAL OF AUDIT AND NON-AUDIT SERVICES
62	STOCK OWNERSHIP
62	STOCK OWNERSHIP GUIDELINES FOR OUR DIRECTORS AND OUR OFFICERS
62	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

65	INFORMATION ABOUT OUR ANNUAL MEETING
65	INFORMATION ABOUT OUR ANNUAL SHAREHOLDERS’ MEETING AND VOTING
65	Internet Availability of Proxy Materials, Annual Reports, and Other Reports and Policies
65	Record Date and Voting at Our 2026 Annual Shareholders’ Meeting
66	Quorum
66	Independent Tabulator
66	Independent Inspector of Election
66	Proxy Solicitation
66	Attending the Annual Meeting
67	ADDITIONAL INFORMATION
67	Householding of Annual Meeting Materials
67	Shareholder Proposals for Inclusion in Next Year’s Proxy Statement

Boise Cascade Company 1111 West Jefferson Street Suite 300 Boise, Idaho 83702
LETTER FROM OUR BOARD CHAIR AND LEAD INDEPENDENT DIRECTOR
Fellow Shareholders:
It has been our pleasure to serve on the Boise Cascade Company Board these past years. As we retire from the Board, in accordance with our Director retirement policy as of our 2026 Annual Meeting of Shareholders, we are confident that the Company’s Board and management will execute on the Company’s strategic plan. We look forward to the continued leadership of Nate Jorgensen and Kristopher Matula as described later in this letter, assuming their reelection to the Board.
You are cordially invited to join us for our 2026 Annual Meeting of Shareholders, which will be held on Thursday, April 30, 2026, at 9:30 a.m. Mountain Daylight Time via live webcast. You will be able to attend the Annual Meeting online, where you can vote your shares electronically and submit questions by visiting
www.virtualshareholdermeeting.com/BCC2026. The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting.
As we look forward to our 2026 Annual Meeting of Shareholders, it is worth reflecting on the year just completed.

THOMAS CARLILE BOARD CHAIR (until April 30, 2026)	DAVID HANNAH LEAD INDEPENDENT DIRECTOR (until April 30, 2026)

NATE JORGENSEN BOARD CHAIR (as of April 30, 2026)	KRISTOPHER MATULA LEAD INDEPENDENT DIRECTOR (as of April 30, 2026)

Capital Allocation Strategy in 2025

In 2025, we invested approximately $275 million in capital spending projects and acquisitions, all as part of our long-term strategy. In our BMD segment, we opened a greenfield distribution facility in Hondo, Texas and acquired a new distribution facility in Chicopee, Massachusetts. In our Wood Products segment, we completed a multi-year project to significantly modernize our Oakdale, Louisiana mill, and have nearly completed the addition of I-joist production capabilities at our Thorsby, Alabama (EWP) mill.
In 2026, we remain committed to executing our reinvestment and growth strategies by continued capital expenditures in our distribution capabilities, including investments in our previously announced greenfield distribution facility in South Carolina, in our Hatfield, Massachusetts door and millwork facility, and in our recently acquired Boise, Idaho door and millwork facility. In our manufacturing facilities, we are continuing the integration of capital projects at our Oakdale, Louisiana and Thorsby, Alabama mills.
In addition, in 2025, we returned $216.0 million of cash to our shareholders by increasing our quarterly dividend to $0.22 per share and repurchasing approximately 2.1 million shares of our common stock. We believe that the continued execution of our long-term growth plan and thoughtful stewardship of your capital will help ensure that you receive the benefits of our strategy and investments in the years to come.

LETTER FROM OUR BOARD CHAIR AND LEAD INDEPENDENT DIRECTOR
Board Oversight of Corporate Strategy

The Board’s role is critical in overseeing our corporate strategy and operations, and we continue to work closely with the management team on matters regarding the business and its performance. Throughout the past year, the Board meeting agendas regularly included significant business and organizational initiatives, capital allocation strategies, and business development opportunities to increase both our earnings and earnings stability by expanding our distribution capabilities, including door and millwork operations and growing our market position in EWP. These discussions allowed the Board to review how the management team leveraged our integrated business model, drove operational excellence by using data-driven process improvement programs, including asset monitoring applications for predictive maintenance, and highly efficient logistics systems, accelerated the pace of innovation and digital technology, and continued to foster a connected workplace culture.

Leadership Changes and Ongoing Board
and Committee Refreshment

We continue to execute on our succession plan and have experienced several leadership changes, including in early 2025, when we elected a chief operating officer to oversee our BMD and Wood Products segments, promoted an officer to the executive vice president of our BMD segment, and promoted an officer to a senior vice president in our BMD segment. In early 2026, we elected two new officers, one in each of our BMD and Wood Products segments.
Additionally, in late 2025, we announced the election of a new chief executive officer, Jeff Strom, effective March 3, 2026, with the retirement of our former chief executive officer, Mr. Jorgensen, on March 2, 2026. Mr. Jorgensen will remain on the Board as a Director after his retirement, and assuming his reelection to the Board, the Board intends to elect him as Board chair due to his strong leadership skills and industry experience, and the growth of the Company during his tenure as the chief executive officer of the Company. Assuming he is elected to the Board, Mr. Strom will become a Director.
Assuming his reelection, Mr. Matula will replace David Hannah as our current Lead Independent Director. Mr. Matula’s experience as the current chair of the compensation committee and member of both the compensation and corporate governance and nominating committees since his first election to the Board, along with prior experience in c-suite positions, provides the Board with experienced leadership and strong corporate governance and compliance skills. Additionally, assuming their reelection, we will refresh the chairs of the audit committee to Amy Humphreys and the compensation committee to Sue Taylor.
Whether or not you plan to attend the 2026 Annual Meeting of Shareholders, your vote is important, and we encourage you to vote your shares promptly. You may vote your shares online or by using a toll-free telephone number. If you received a paper copy of the proxy card by mail, you may sign, date, and mail the proxy card in the envelope provided. Instructions regarding the three methods of voting are contained on the Notice of Internet Availability of Proxy Materials and the proxy card.

Sincerely,

Thomas Carlile Board Chair	David Hannah Lead Independent Director
March 17, 2026

Boise Cascade Company 1111 West Jefferson Street Suite 300 Boise, Idaho 83702
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders of Boise Cascade Company:
The 2026 Annual Meeting of Shareholders of Boise Cascade Company will be held at the date and time shown below, for the following purposes:
MEETING INFORMATION
Logistics
DATE AND TIME
Thursday, April 30, 2026 9:30 a.m., Mountain Daylight Time
VIRTUAL MEETING
www.virtualshareholder
meeting.com/BCC2026
There will be no physical location.
Please note that you will need the 12-digit control number included on your proxy card in order to access the Annual Meeting.

RECORD DATE
Holders of record of the Company’s common stock at the close of business on March 5, 2026 are entitled to notice of, and to vote at, the meeting.
ITEMS OF BUSINESS
Agenda		Board Recommendation
1	To elect ten directors (each a Director, and collectively, Directors) to the Company’s board of directors (Board), each to serve a one-year term.	FOR each nominee
2	To approve, on an advisory basis, the frequency of the advisory vote regarding executive compensation.	FOR ANNUAL VOTE
3	To approve, on an advisory basis, the Company’s executive compensation.	FOR
4	To ratify the appointment of KPMG LLP (KPMG) as the Company’s independent registered public accounting firm for the year ending December 31, 2026.	FOR
5	To conduct other business properly presented at the meeting.
To vote on the items of business before the meeting, you may submit your proxy vote online or by telephone, as described in the Notice of Internet Availability of Proxy Materials and the following proxy statement, no later than 11:59 p.m. Eastern Daylight Time on Wednesday, April 29, 2026, for any shares you hold directly. If you received a paper copy of the proxy card by mail, you may sign, date, and mail the proxy card in the envelope provided. The envelope is addressed to our vote tabulator, Broadridge Financial Solutions, Inc., and no postage is required if mailed within the United States.
VOTING

Place your vote online, 24/7, at www.proxyvote.com	Call toll-free, 24/7, 1 (800) 690-6903	Sign, date, and mail your proxy card or voting instruction form	Scan the QR code	Attend the virtual meeting and vote online

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
A list of the names of shareholders of record entitled to vote at the 2026 Annual Meeting of Shareholders will be available during the entire time of the Annual Meeting on the Annual Meeting website.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON April 30, 2026

The 2026 Notice of the Annual Meeting of Shareholders, 2026 Proxy Statement, and 2025 Annual Report are available at www.proxyvote.com, as set out in the proxy card, and on page 65 of the proxy statement.

Boise Cascade is pleased to deliver proxy materials electronically as electronic delivery allows us to provide you with the information you need for the Annual Meeting, while reducing environmental impacts and costs.
Enroll online when you vote by following the instructions at www.proxyvote.com

Many of Boise Cascade’s shareholders received their 2026 proxy materials and 2025 Annual Report electronically. If we mailed you a Notice of Internet Availability of Proxy Materials or a printed copy of our proxy statement and annual report, we encourage you to help us efficiently and cost-effectively communicate with you by electing to receive these materials by email in the future. You can choose this option by:
●
Following the instructions provided on your proxy card or voting instruction form if you received a paper copy of the proxy materials

●
Following the instructions provided when you vote online

●
Reaching out to your broker for its specific instructions

Scan the QR code to go to www.proxyvote.com to vote using your mobile device, sign up for e-delivery or download Annual Meeting materials

By order of the Board, Jill Twedt Senior Vice President, General Counsel and Corporate Secretary
Boise, Idaho
March 17, 2026

Note about Forward-Looking Statements
This proxy statement contains statements concerning future events and expectations, including, without limitation, statements relating to expected key drivers for Boise Cascade and each of its business segments. These statements constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “outlook,” “potential,” “plans,” “predicts,” “preliminary,” “projects,” “targets,” “may,” “may result,” or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance, involve estimates, assumptions, risks, and uncertainties, and may differ materially from actual results, performance, or outcomes. Factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include those factors set forth in Boise Cascade’s most recent Annual Report on Form 10-K, subsequent reports filed by Boise Cascade with the Securities and Exchange Commission (SEC), and the following important factors: the commodity nature of a portion of our products and their price movements, which are driven largely by general economic conditions, industry capacity and operating rates, industry cycles that affect supply and demand, and net import and export activity; the highly competitive nature of our industry; declines in demand for our products due to competing technologies or materials, as well as changes in building code provisions; disruptions to information systems used to process and store customer, employee, and vendor information, as well as the technology that manages our operations and other business processes; material disruptions and/or major equipment failure at our manufacturing facilities; declining demand for residual byproducts, particularly wood chips generated in our manufacturing operations; labor disruptions, shortages of skilled and technical labor, or increased labor costs; product shortages, loss of key suppliers, and our dependence on third-party suppliers and manufacturers; the cost and availability of third-party transportation services used to deliver the goods we distribute and manufacture, as well as our raw materials; cost and availability of raw materials, particularly wood fiber; the need to successfully formulate and implement succession plans for key members of our management team; our ability to execute our organic growth and acquisition strategies efficiently and effectively; failures or delays with new or existing technology systems and software platforms; our ability to successfully pursue our long-term growth strategy related to innovation and digital technology; concentration of our sales among a relatively small group of customers, as well as the financial condition and creditworthiness of our customers; impairment of our long-lived assets, goodwill, and/or intangible assets; substantial ongoing capital investment costs, including those associated with organic growth and acquisitions, and the difficulty in offsetting fixed costs related to those investments; our indebtedness, including the possibility that we may not generate sufficient cash flows from operations or that future borrowings may not be available in amounts sufficient to fulfill our debt obligations and fund other liquidity needs; restrictive covenants contained in our debt agreements; changes in or failure to comply with laws and regulations; changes in foreign trade policy, including the imposition of tariffs; compliance with data privacy and security laws and regulations; the impacts of climate change and related legislative and regulatory responses intended to reduce climate change; cost of compliance with government regulations, in particular, environmental regulations; exposure to product liability, product warranty, casualty, construction defect, and other claims; and fluctuations in the market for our equity.
It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of our forward-looking statements and, consequently, our descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on the company’s business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements speak only as of the date they are made, and, except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.
This proxy statement includes references to EBITDA and Adjusted EBITDA, which are non-GAAP financial measures within the meaning of the SEC’s Regulation G. Reconciliations of net income to EBITDA and Adjusted EBITDA are included in the Company’s Form 10-K filed on February 24, 2026.
Any and all website addresses included in this proxy statement are included as textual references only, and none of the information contained in such websites (or accessed through them) is incorporated into this proxy statement or shall be regarded as part of this proxy statement.

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. As used in this proxy statement, unless the context otherwise indicates, the references to “Boise Cascade,” the “Company,” “we,” “our,” or “us” refer to Boise Cascade Company.
This proxy statement and the 2025 Annual Report are available at www.proxyvote.com as set forth on page 65. The proxy materials, including this proxy statement and form of proxy, are first being distributed and made available to shareholders on or about March 17, 2026.

Purpose and Strategy

Boise Cascade’s strategy is to continue to grow as a premier integrated wholesale distribution company for building products and a manufacturer of engineered wood products and plywood. As a leading distributor and manufacturer of building materials, we bring people, products, and services together to build strong homes, businesses, and communities that stand the test of time. At Boise Cascade, we truly care about relationships with our employees, customers, suppliers, shareholders, and the communities where we operate. We approach the way we do business with these core values:

INTEGRITY	SAFETY	RESPECT	PURSUIT OF EXCELLENCE
We are our word. Integrity goes beyond the lasting structural strength of our products. Integrity is our uncompromising commitment to do the right thing. We nurture long-term relationships every day, in everything that we do.

We each have the responsibility for our own safety and the safety of those around us, both at work and at home. Together, we strive to create an injury-free environment by identifying risks, eliminating hazards, and requiring safe behaviors.

We cultivate a climate of mutual respect, camaraderie, and teamwork. We welcome various backgrounds, views, and skills because we believe it results in stronger teams, inspired solutions, and greater agility as an organization.
We are committed to the continuous improvement of people, processes, and the quality of products that we deliver. We apply best practices in our environmental management and forest stewardship. We all have the autonomy to apply our knowledge and experience to solve problems, make decisions, and implement new ideas to drive sustainable results.
Boise Cascade Company   2026 Proxy Statement | 1

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Executing Our Strategy
Our strategy focuses on the “critical few” deliverables over the next two to five years to provide clarity and focus on our goals and adopt a common language around our collective opportunities ahead. Specifically, we intend to continue to:
1	2	3	4
Increase our earnings and earnings stability by expanding our distribution capabilities and growing our market position in EWP.	Leverage our integrated business model and superior access to the market for our Wood Products segment through our BMD segment.	Drive operational excellence by using data-driven process improvement programs and highly efficient logistics systems.	Accelerate the pace of innovation and digital technology and continue to foster a connected workplace culture.
2025 Business Highlights

In 2025, despite a weaker demand environment than 2024, we successfully executed our strategy and were able to:
Deliver solid earnings in both our BMD and Wood Products segments

Continue growth and expansion of our BMD distribution and door and millwork operations

Continue innovation through use of data-driven technologies to increase the quality of decision making at all levels in our BMD segment and to decrease equipment downtime and expand the use of predictive analytics in our Wood Products segment
Continue capital investments in support of our EWP growth strategy

Continue innovation through active product development opportunities, including development of new products for commercial construction applications in our Wood Products segment

Ready to Respond to Market Changes and Well-Positioned for Continued Growth

In 2026, we expect new single-family residential construction to be flat or modestly down from 2025, while multi-family construction is expected to level off in 2026 after double-digit growth in 2025, and repair-and-remodel is expected to be flat in 2026. As market conditions dictate, we will adjust our business where needed and continue to seek ways to control expenses and discretionary costs without sacrificing the high service levels expected by our supplier and customer partners. In addition, given the favorable long-term outlook for the demand fundamentals that drive our business, we will continue to make investments to grow our Company and enhance the workplace experience to retain and attract talented employees. In 2026, we plan to continue executing our strategy and creating attractive returns on capital by:
●
Pursuing organic growth opportunities and in-fill opportunities in strategic locations across the country for our distribution business

●
Continuing our growth in door and millwork operations

●
Enhancing and upgrading our EWP manufacturing capabilities

●
Continuing to improve our competitiveness through operational excellence

●
Using our Boise Improvement Cycle (BIC) process and business optimization group to continue to (i) increase productivity, (ii) increase equipment efficiency, and (iii) lower our costs of manufacturing

●
Evaluating and executing upon inorganic growth opportunities that increase operational capabilities and market share, and/or grow our total addressable market

2 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2026 Annual Meeting Information
DATE AND TIME April 30, 2026 9:30 a.m., MDT	PLACE — VIRTUAL MEETING To participate in the live online Annual Meeting, please visit: www.virtualshareholdermeeting.com/BCC2026
RECORD DATE March 5, 2026
 ADMISSION
Only holders of record of the Company’s common stock as of the record date will be entitled to notice and to vote.
Please note that you will need the 12-digit control number included on your Notice of Internet Availability of Proxy Materials or, if you receive paper copies of your proxy materials, on your proxy card in order to access the Annual Meeting.

This year’s Annual Meeting will be a virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder as of the close of business on March 5, 2026, or if you hold a valid proxy for the Annual Meeting. You will be able to participate in the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/BCC2026.
Shareholders will be able to participate in our virtual Annual Meeting as if at an in-person meeting. During the live Q&A session of the meeting, members of our executive leadership team and our Board chair will answer questions as they come in, as time permits. To ensure the meeting is conducted in a manner that is fair to all shareholders, the Board chair (or such other person designated by our Board) may exercise broad discretion in recognizing shareholders who wish to participate, the order in which questions are asked, and the amount of time devoted to any one question. We reserve the right to edit or reject questions we deem profane or otherwise inappropriate. Detailed guidelines for submitting written questions during the meeting are available at www.virtualshareholdermeeting.com/BCC2026.
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the meeting or during the meeting, please call the phone number provided on the virtual meeting login page.

Boise Cascade Company   2026 Proxy Statement | 3

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Voting Matters

PROPOSAL 1		PROPOSAL 2		PROPOSAL 3		PROPOSAL 4
ELECTION OF DIRECTORS		Advisory Vote on Frequency of Advisory Vote Regarding Executive Compensation		APPROVAL, ON AN ADVISORY BASIS, OF OUR EXECUTIVE COMPENSATION		RATIFICATION OF THE APPOINTMENT OF AUDITORS
BOARD RECOMMENDATION	FOR each nominee	BOARD RECOMMENDATION	FOR ANNUAL VOTE	BOARD RECOMMENDATION	FOR	BOARD RECOMMENDATION	FOR
Proposal		Page Reference	Vote Requirement	Broker Discretionary Voting Allowed?	Effect of Abstentions	Effect of Broker Non-Vote
1	Election of Directors	page 11	Majority of votes present and entitled to vote	No	Counted as vote AGAINST	No effect
2	Advisory Vote on Frequency of Advisory Vote Regarding Executive Compensation	page 33	Majority of votes present and entitled to vote	No	Counted as vote AGAINST	No effect
3	Approval, on an advisory basis, of Executive Compensation	page 34	Majority of votes present and entitled to vote	No	Counted as vote AGAINST	No effect
4	Ratification of Independent Registered Public Accounting Firm	page 59	Majority of votes present and entitled to vote	Yes	Counted as vote AGAINST	N/A
Directors
All Directors are standing for election for a one-year term.
The following tables provide summary information about each of the current Directors. Our Board recommends a FOR vote for each Director because it believes each is qualified to serve as a Director and has made and will continue to make positive contributions to the Board. For information on our Director competencies and demographics, please see the Director Skills Matrix on page 11.

4 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
The following table shows Board and committee memberships effective as of April 30, 2026 assuming their election or reelection, as applicable, of the Director nominees to the Board:
				Committee Memberships
Director Name and Occupation	Age	Director Since	Independent	Audit(1)	Compensation(2)	Corporate Governance and Nominating	Other Current Public Company Boards
Steven Cooper Retired Chief Executive Officer, TrueBlue, Inc.	63	2015		M		M	—
Craig Dawson President and Chief Executive Officer, Retail Lockbox, Inc.	64	2022		M	M		—
Karen Gowland Retired Senior Vice President, General Counsel and Corporate Secretary, Boise Inc.	67	2014			M	C	Packaging Corporation of America
Amy Humphreys Chief Executive Officer, Darigold, Inc.	60	2022		C	M		—
Nate Jorgensen(3) Retired Chief Executive Officer, Boise Cascade Company	61	2020					IDACORP, Inc., and its primary subsidiary Idaho Power Company
Kristopher Matula(4) Retired President, Chief Operating Officer, Buckeye Technologies Inc.	63	2014			M	M	—
Duane McDougall Retired President and Chief Executive Officer, Willamette Industries, Inc.	74	2013		M		M	—
Christopher McGowan General Partner CJM Ventures, LLC/OPTO Holdings, L.P.	54	2013			M	M	—
Jeff Strom Chief Executive Officer, Boise Cascade Company	58	April 30, 2026					—
Sue Taylor Retired Chief Information Officer, Bill and Melinda Gates Foundation	68	2019		M	C		—
Number of Meetings in 2025		Board — 8		4	6	3
C	COMMITTEE CHAIR	M	COMMITTEE MEMBER	CHAIR OF THE BOARD	LEAD INDEPENDENT DIRECTOR	AUDIT COMMITTEE FINANCIAL EXPERT

(1)
As of April 30, 2026 upon her reelection, Ms. Humphreys will replace Mr. McDougall as the chair of the audit committee.

(2)
As of April 30, 2026 upon her reelection, Ms. Taylor will replace Mr. Matula as the chair of the compensation committee.

(3)
As of April 30, 2026 upon his reelection, Mr. Jorgensen will become the Board chair.

(4)
As of April 30, 2026 upon his reelection, Mr. Matula will become the lead independent director.

Boise Cascade Company   2026 Proxy Statement | 5

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Board Attributes(1)

Independence

80%
independent
2
8

Our Directors

Our Board's Makeup
10%
10%
80%
White - 80%
Asian - 10%
Black/African-American - 10%
Men - 70%
Women - 30%

Age

63
years
average
70s
1
50s
2
60s
7

Tenure

8.3
years
average
1-5 years
3
6-10 years
2
>10 years
5

(1)
As of April 30, 2026 assuming their election or reelection, as applicable, of the Director nominees to the Board

6 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2025 Select Performance Highlights
2025 Business Highlights

●
Our BMD segment continued pursuing its strategy to enlarge its footprint to better serve and support its customers by:

>
opening a greenfield distribution facility in Hondo, Texas

>
acquiring a new distribution facility in Chicopee, Massachusetts

●
Our Wood Products segment:

>
completed a multi-year project to significantly modernize our Oakdale, Louisiana mill

>
fully converted our Homedale, Idaho mill to full width glulam beams

>
has nearly completed the addition of I-joist production capabilities at our Thorsby, Alabama (EWP) mill

●
The Company returned a total of $216.0 million to shareholders by repurchasing approximately 2.1 million shares of our common stock for a purchase price of  $181.4 million, and increasing the quarterly dividend in September 2025 by 5% (total amount of dividends paid in 2025 was $34.6 million)

●
We continued to foster a connected workplace culture for our employees through several initiatives, such as engaging more employees in leadership and crucial accountability training, expanding our performance management processes, and continuing to communicate on ways to help build a connected workplace at any level in the organization

●
We continued innovation through active product development opportunities, including:

>
use of data-driven technologies to increase the value of decision making at all levels in our BMD segment

>
development of new products for commercial construction applications in our Wood Products segment

●
We continued innovation through digital technology by:

>
modernizing our timekeeping and BMD segment business systems to the cloud environment

>
expanding our use of artificial intelligence (AI) tools to drive internal efficiency (including asset monitoring applications for predictive maintenance)

>
enhancing our digital learning paths and courses available for employee online learning

●
We continued the improvement of our safety programs across our business, including:

>
upgrading existing safety program technologies

>
implementing AI-based data gathering technologies

>
continuing our emphasis on strengthening leadership engagement (observe, interact, listen, and respond) and increasing face-to-face safety coaching in our distribution and manufacturing facilities

>
continuing our commitment to making Boise Cascade a place where “Nobody Gets Hurt”

Boise Cascade Company   2026 Proxy Statement | 7

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Executive Compensation Highlights
We provide highlights of our executive compensation program below. It is important to review the Compensation Discussion & Analysis (CD&A) and compensation tables in this proxy statement for a complete understanding of our compensation program and philosophy (page 36).
We generally target compensation at the 50th percentile of comparable market compensation data, with actual compensation amounts reflecting each person’s role, performance, contributions to the Company’s success, level of experience, and other distinguishing qualifications.

We provide at-risk performance-based pay opportunities in the form of short-term and long-term incentives.

Our chief executive officer’s (CEO) total compensation is 51% at-risk, while our other named executive officers’ (NEO) total compensation is an average 47% at-risk.

Short-term and long-term incentives comprise a significant portion of each NEO’s total compensation opportunity and are designed to motivate and reward our NEOs for growing the Company and maximizing long-term shareholder value.

Long-term performance is the most important measure of our success because we manage our operations and business affairs for the long-term benefit of our shareholders.

For 2025, our NEOs received long-term equity incentive compensation opportunities in a combination of Performance Stock Units (PSUs) and Restricted Stock Units (RSUs).

We maintain robust clawback policies that cover time-based and performance-based equity and cash awards:
●
Under our equity incentive plans, the Company
has the ability to clawback all equity awards, both time-based and performance-based, upon various events including upon misconduct related to a restatement.
●
Additionally, under our Misconduct Clawback Policy, both time-based and performance- based incentive compensation may be subject to recoupment if (i) as a result of a financial restatement, the award would have been lower had the financial results been properly calculated when originally reported, (ii) an award was predicated on achieving financial results that were subsequently determined to be due to a fraudulent act by the officer, or (iii) an officer engaged in misconduct, including misconduct that results in reputational or financial harm to the Company, even if such misconduct does not result in a financial restatement.

●
Finally, under our Executive Compensation Clawback Policy adopted in 2023 pursuant to Rule 10D-1 of the Exchange Act, we are required to recoup performance-based incentive compensation received on or after October 2, 2023 that was calculated based on financial results that were subsequently restated and the award received would have been lower if based on the restated results.

Our annual incentive compensation opportunities are tied to the achievement of corporate goals and, in some cases, business segment financial goals.

Our Insider Trading Policy prohibits all of our Directors, officers, employees, and consultants from participating in any hedging, pledging, or monetizing transaction to lock in the value of any of our securities they hold, including the purchase of any financial instrument designed to offset the risk of future declines in the market value of any of our securities.

Say on Pay

Over the past five years, our shareholders have shown strong support for our executive compensation program with average annual vote results of over 96% from 2021 to 2025. Our compensation committee continues to examine our executive compensation program to ensure alignment between our executives and the long-term interests of our shareholders.
We ask that our shareholders approve, on an advisory basis, the frequency of the advisory vote regarding executive compensation as further described in Proposal No. 2 (page 33). We also ask that our shareholders approve, on an advisory basis, the compensation of our NEOs as further described in Proposal No. 3 (page 34).

8 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2025 Key Compensation Actions and Decisions

2025 RSUs and PSUs under our long-term equity-based award agreements (LTIP) under our 2016 Boise Cascade Omnibus Incentive Plan (2016 Omnibus Incentive Plan) were granted in March 2025. The PSUs granted are subject to a three-year performance period. The number of shares actually awarded will range from 0% to 200% of the target amount. Achievement will be measured against the target payout based on return on invested capital (ROIC)(1) measures(2) for each of the years 2025, 2026, and 2027. The average achievement for the three years included in the performance period shall determine the performance against target ROIC, which will be determined in February 2028, and the earned shares will be distributed in March 2028, three years from the grant date. The Company believes the performance period for these PSUs aligns management with long-term shareholder value.

(1)
ROIC is defined as Net Operating Profit After Taxes (NOPAT) divided by average invested capital (based on a rolling thirteen-month average). We define NOPAT as net income plus after-tax finance expense. Invested capital is defined as total assets plus capitalized lease expense, less cash, cash equivalents, and current liabilities, excluding short-term debt.

(2)
For more specifics on the compensation committee’s goal-setting process, see page 36.

Corporate Governance Practices and Highlights
Board Structure	Shareholder Rights and Engagement
80% of Directors are independent

100% independent audit, compensation, and corporate governance and nominating committee members

Lead independent director with robust and defined responsibilities

Board access to senior management and independent advisors

Executive sessions of independent Directors at least twice per year at regular Board meetings

Annual election of all Directors Majority vote standard in uncontested Director elections Shareholder outreach program No shareholder rights plan Annual advisory vote on NEO compensation
Policies and Practices
Clawback, anti-hedging, and anti-pledging policies

Annual Board, Board chair, committee, and individual Director evaluation processes and review of management

Robust stock ownership guidelines:

Overboarding policy

Mandatory Director retirement age of 75

Code of Ethics for Directors, officers, and employees

Boise Cascade Company   2026 Proxy Statement | 9

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Ratification of Independent Registered Accounting Firm
We are asking our shareholders to ratify the appointment of KPMG as our independent auditor for the year ending December 31, 2026 (page 59).
10 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
CORPORATE GOVERNANCE AND BOARD MATTERS
Our Board recommends shareholders vote FOR all of our Directors.
All Directors are nominated for election at our 2026 Annual Meeting for a one-year term.
Shares will be voted according to shareholder instructions. If no voting instructions are provided, a broker may not vote on the matter. For 2026, all Directors are running unopposed. Therefore, to be elected to our Board in 2026, each Director must receive an affirmative vote of the majority of the votes of the shares present in person or by proxy at the meeting and entitled to vote.
The Directors have confirmed their availability for election. If any Director becomes unavailable to serve as a Director for any reason prior to the Annual Meeting, our Board may substitute another person as a Director. In that case, if a shareholder has voted for the original Director, those shares will be voted FOR the substitute Director.
Additional information regarding the Directors follows, particularly concerning their business experience and qualifications, as well as attributes and skills that led our Board to conclude that each nominee should serve as a Director.

Director Skills Matrix

Provided below in a Board Skills Matrix is a summary of each Director’s skills and experience. The skills categories included in the matrix are tied to the Company’s strategic goals, and the intent of the matrix is that the Directors collectively possess qualities that facilitate effective oversight of the Company’s strategic plans. While the matrix is useful for determining the collective skills of the Board as a whole, it is not a comparative measure of the value of Directors; a Director with more focused experience could nonetheless contribute broadly and effectively.
The chart below identifies the principal skills that the corporate governance and nominating committee considered for each Director when evaluating the Director’s experience and qualifications to serve as a Director. Each mark indicates a strength or personal qualification that was self-selected by each Director. Additional information about each Director’s background and business experience is provided below in the biographical information.

Boise Cascade Company   2026 Proxy Statement | 11

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
	COOPER	DAWSON	GOWLAND	HUMPHREYS	JORGENSEN	MATULA	MCDOUGALL	MCGOWAN	STROM	TAYLOR	TOTAL
Accounting/Financial	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	10
Accounting and financial reporting experience are important to accurately and transparently measure and report financial and operating performance, ensure compliance with applicable law and assess financial merits of strategic opportunities.

Industry Experience and Supply Chain	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	9
Industry experience helps inform our views on markets and economics, technology, supply chain, compliance, manufacturing, and distribution.
Technology and Innovation Experience (including in IT, Cybersecurity, AI, or Digital Business)	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	6
Innovation and technology experience is important in overseeing the business in changing markets and physical and cyber threats.
Mergers/Acquisitions/Divestitures	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	10
Knowledge of mergers, acquisitions and divestitures helps guide our strategic initiative for growth.
Former/Current C-Suite Officer and/or Public Company Board Service	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	10
Chief executive officer/executive management leadership skills and public company board service are important to gain a practical understanding of organizations, corporate governance and ethics, and strategic planning.

Legal/Regulatory	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	4
Government, public policy and regulatory insights, including environmental compliance and regulation, are important to help shape policy initiatives for the benefit of our employees, customers, and shareholders.

HR/Compensation	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	10
Human capital management and executive compensation knowledge and experience to help the Company recruit, retain, and develop key talent essential to Company operations.
Corporate Governance/Ethics	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	10
Understanding of corporate governance and ethics provides reinforcement of the Company’s values and ethics and overall governance framework, including its sustainability and HCM strategies.
12 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Directors
STEVEN COOPER	Independent director since 2015
Age 63 Committees(1) ● Audit ● Corporate Governance and Nominating Other Current Public Company Directorships ● None
Biographical Information
TrueBlue, Inc., a New York Stock Exchange listed industrial staffing company based in Tacoma, Washington
●
chief executive officer (2006 to 2019; and June 2022 to September 2023)

●
joined the company in 1999

Arthur Andersen, Albertsons, and Deloitte
●
held various professional positions

Prior Board Service
●
TrueBlue, Inc. (director from 2006 to September 2023 and chair of the board from January 2019 to September 2023)

Qualifications
Mr. Cooper’s experience as a chief executive officer and as a director allows him to provide insight on strategic and operational issues and valuable business knowledge. He also provides strong accounting and financial expertise and experience in workforce management to our Board.

CRAIG DAWSON	Independent director since 2022
Age 64 Committees(1) ● Audit ● Compensation Other Current Public Company Directorships ● None
Biographical Information
Retail Lockbox, Inc., an industry leader in remittance processing, credit card payments, and document management services, headquartered in Seattle, Washington
●
founder, chief executive officer and president (1994 to present)

Federal Reserve Bank of San Francisco
●
chair, Seattle Branch (2020 to 2021)

●
board member (2015 to 2021)

Unisys Corporation, a publicly traded, international provider of computer and systems solutions
●
held a number of senior sales positions (1985 to 1994)

Qualifications Mr. Dawson’s experience as a chief executive officer and a business owner and entrepreneur allows him to provide vision-setting and strategic direction to our Board.
Boise Cascade Company   2026 Proxy Statement | 13

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
KAREN GOWLAND	Independent director since 2014
Age 67 Committees(1) ● Compensation ● Corporate Governance and Nominating (Chair) Other Current Public Company Directorships ● Packaging Corporation of America (2024 to present)
Biographical Information
During her 30 years in the forest products industry, Ms. Gowland held various legal and compliance positions, which included over 15 years of experience as a general counsel and corporate secretary for various public and private entities in the forest products industry.
Boise Inc., a manufacturer of packaging and paper products
●
senior vice president, general counsel, and corporate secretary (August 2010 until its acquisition by Packaging Corporation of America in late 2013 and her retirement in March 2014)

●
vice president, general counsel, and corporate secretary (February 2008 to July 2010)

Boise Cascade Holdings, L.L.C.
●
vice president, general counsel, and corporate secretary (October 2004 to February 2008)

Qualifications Ms. Gowland has relevant industry and company experience and provides strong corporate governance and compliance skills to our Board.
AMY HUMPHREYS	Independent director since 2022
Age 60 Committees(1) ● Audit (Chair as of April 30, 2026) ● Compensation Other Current Public Company Directorships ● None
Biographical Information
Ms. Humphreys has 25 years of experience in manufacturing, commodities, global marketing, and distribution, during which she has held executive leadership roles.
Darigold, a Pacific Northwest dairy cooperative
●
chief executive officer (October 2025 to present)

●
chief financial officer (May 2015 to November 2018)

Bristol Bay Seafood Investments, LLC, a wholly-owned subsidiary of Bristol Bay Native Corporation
●
president and chief executive officer (January 2020 to March 2021)

Prior Board Service
Served on multiple boards in various roles, including:
●
Philly Shipyard ASA, a public company listed on the Oslo Stock Exchange (2010 to April 2022)

●
Red Lion Hotels Corporation, a New York Stock Exchange listed company (2018 to 2020)

Qualifications
Ms. Humphreys brings experience in strategic leadership, business development, financial management, capital structure strategies, and commodity and enterprise risk management to our Board.

14 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
NATE JORGENSEN	Board chair as of April 30, 2026 | non-independent director since 2020
Age 61 Committees(1) ● None Other Public Company Directorships ● IDACORP, Inc. and its primary subsidiary Idaho Power Company (2023 to present)
Biographical Information
Boise Cascade Company
●
chief executive officer (March 2020 until his retirement in March 2026)

●
chief operating officer (January 2019 to March 2020)

●
senior vice president of engineered wood products, Wood Products segment (2017 to 2019)

●
joined the company in 2015

Weyerhaeuser Company, a New York Stock Exchange listed timberlands and wood products company
●
vice president of its distribution business (2011- 2015)

Qualifications
Mr. Jorgensen has over 30 years of industry experience in distribution and manufacturing. His position as our former chief executive officer and industry experience allows him to advise the Board on operational and industry matters affecting the Company.

KRISTOPHER MATULA	Independent director since 2014 | Lead independent director since 2026

Age 63
Committees(1)
●
Lead Independent Director (as of April 30, 2026)

●
Compensation (Chair until April 30, 2026)

●
Corporate Governance and Nominating

Other Current Public Company Directorships
●
None

Biographical Information
Mr. Matula has been a private consultant since 2012.
Buckeye Technologies, Inc., a publicly traded producer of cellulose-based specialty products, acquired by Georgia-Pacific in 2013
Served in various positions (1994 until his retirement in 2012):
●
president, chief operating officer, and a director

●
chief financial officer

●
head of the nonwovens business

Procter & Gamble Company
●
held various professional positions

Qualifications
Mr. Matula’s experience as president, chief operating officer, and director allows him to provide insight on strategic and operational issues and valuable business knowledge. He also provides relevant industry experience and strong corporate governance and compliance skills to our Board.

Boise Cascade Company   2026 Proxy Statement | 15

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
DUANE MCDOUGALL	Independent director since 2013
Age 74 Committees(1) ● Audit (Chair until April 30, 2026) ● Corporate Governance and Nominating Other Current Public Company Directorships ● None
Biographical Information
Boise Cascade Holdings, L.L.C., our former parent company
●
chief executive officer (December 2008 to August 2009)

Willamette Industries, an international paper and forest products company
●
president and chief executive officer (until its sale in 2002)

●
held numerous operating and finance positions with increasing responsibilities over 23 years

Prior Board Service
●
StanCorp Financial Group, Inc., a publicly traded company until 2016 (2009 to 2024)

●
The Greenbrier Companies, Inc. (2003 to January 2022)

●
Boise Cascade Company (December 2008 to 2013), becoming director and Board chair in February 2013 in connection with our initial public offering

●
Boise Cascade Holdings, L.L.C., our former parent company (2005 to 2013)

Qualifications
Mr. McDougall’s experience as a chief executive officer of a major forest products company allows him to provide our Board with valuable insight on operational and industry issues. He also provides strong accounting and financial expertise to our Board.

CHRISTOPHER MCGOWAN	Independent director since 2013
Age 54 Committees(1) ● Compensation ● Corporate Governance and Nominating Other Current Public Company Directorships ● None
Biographical Information
CJM Ventures, L.L.C., an investment firm
●
general partner (September 2011 to present)

The University of Chicago Booth School of Business
●
adjunct professor, investor in residence and faculty adviser (2012 to present)

Madison Dearborn Partners, L.L.C., a private equity firm
●
managing director, concentrating on investments in the basic industries sector (1999 to 2011)

Prior to joining Madison Dearborn:
●
private equity professional at AEA Investors, Inc.

●
investment banker in M&A at Morgan Stanley & Co. Incorporated

Prior Board Service
●
Boise Cascade Holdings, L.L.C., our former parent company (2004 to 2013)

Qualifications Mr. McGowan provides strong financial and governance skills to our Board.
16 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Jeff Strom	Chief Executive Officer as of March 3, 2026 | non-independent director since April 30, 2026
Age 58 Committees(1) ● None Other Current Public Company Directorships ● None
Biographical Information
Boise Cascade Company
●
chief executive officer (March 2026 to present)

●
chief operating officer (January 2025 to March 2026)

●
executive vice president, BMD segment (March 2021 to January 2025)

●
vice president, general manager eastern operations, BMD segment (January 2020 to March 2021)

●
joined the company in 2006

Qualifications
Mr. Strom has nearly 35 years of industry experience in distribution and manufacturing. As chief executive officer, he is able to provide valuable insight on the Company, as well as operational and financial information that is critical to Board discussions.

SUE TAYLOR	Independent director since 2019
Age 68 Committees(1) ● Audit ● Compensation (Chair as of April 30, 2026) Other Current Public Company Directorships ● None
Biographical Information
The Bill and Melinda Gates Foundation
●
chief information officer (2016 until her retirement in July 2020)

Honeywell Automation and Control Solutions
●
vice president of the Applications and Project Management Office, where she delivered global integrated system platforms (2014 to 2016)

Intermec, which was acquired by Honeywell
●
chief information officer (2000 to 2008), where she led the company’s IT and enterprise business analytics department and headed integration and operational excellence for all IT systems when Intermec was acquired by Honeywell

●
chief human resource officer (2000 to 2008) where she developed a succession planning process for the executive suite level reviewed annually by the board of directors

Qualifications
Ms. Taylor’s experience as chief information officer allows her to provide insight on strategic and operational issues and valuable business knowledge, particularly as it relates to technology innovation, information security and controls, and implementation of enterprise-wide systems.

(1)
Committee memberships as of April 30, 2026, assuming the Director nominees’ election or reelection, as applicable, to the Board.

Corporate Governance
Code of Ethics for Our Board

The Company’s Code of Ethics (Code of Ethics) applies to our Directors, officers, and employees. We have a toll-free reporting service available that permits employees to confidentially report violations of our Code of Ethics or other issues of significant concern via phone, text, or website.
If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of
Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics by posting the required information on our website.
You may view a copy of our Code of Ethics by visiting our website at www.bc.com/investors, selecting the Corporate Governance tab, and then clicking on the Code of Ethics link under Governance Documents.

Boise Cascade Company   2026 Proxy Statement | 17

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines (Guidelines) to assist the Board in exercising its responsibilities. The Guidelines reflect our Board’s commitment to monitor the effectiveness of policy and decision-making, both at the Board and management levels. Our Board believes the Guidelines enhance our ability to achieve our goals and long-term success and assist us in increasing shareholder value. The Guidelines are in addition to and are not intended to change or interpret any federal or state law or regulation, including the Delaware General Corporation Law, our Certificate of Incorporation, bylaws, or the rules of the New York Stock Exchange (NYSE). Our Board may modify the Guidelines from time to time at the recommendation of the corporate governance and nominating committee and as deemed appropriate by our Board.
You may view a copy of our Guidelines by visiting our website at www.bc.com/investors, selecting the Corporate Governance tab, and then clicking on the Corporate Governance Guidelines link under Governance Documents.

Director Independence

Our Directors believe Board independence is important and is key for the Board to function properly, allowing it to provide appropriate oversight and maintain managerial accountability.
We list our common stock on the NYSE. The NYSE rules require that a majority of our Directors be independent from management and that all members of our Board committees be independent. For a Director to be independent under the NYSE’s rules, our Board must determine affirmatively that he or she has no material relationship with the Company. Additionally, he or she cannot violate any of the bright line independence tests set forth in the NYSE listing rules that would prevent our Board from determining that he or she is independent. These rules contain heightened independence tests for members of our audit and compensation committees. Our Board will broadly consider all relevant facts and circumstances to determine the independence of any Director in accordance with the NYSE listing rules.
Our Board has determined that all Director nominees except Messrs. Jorgensen and Strom are independent Directors as defined under the NYSE’s listing rules. These Directors constitute a majority of our Directors and represent all of our committee members.
Additionally, our Board has determined that (i) each member of the audit committee meets the heightened independence standards for audit committee service under the NYSE listing rules and Rule 10A-3 under the Exchange Act; and (ii) each member of the compensation committee meets the heightened independence standards for compensation committee service under the NYSE listing rules and Rule 10C-1 under the Exchange Act. Further, because Mr. Jorgensen is a past CEO of the Company, our Board intends to elect Mr. Matula as its lead independent director assuming his reelection to the Board.
Our Board and its committees can retain, at their sole discretion and at our expense, independent financial, legal, compensation, or other advisors to represent the independent interests of our Board or its committees.

Related-Person Transactions

Family Relationships
No family relationships exist between any of our Directors and executive officers.
Affiliated-Company Transactions
There were no affiliated-company or related person transactions in 2025.

18 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Policies and Procedures for Related- Person Transactions
Our written policy regarding transactions with related persons requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our general counsel any “related-person transaction” (defined as any transaction that is reportable by us under Item 404(a) of Regulation S-K in which we are or will be a participant and the amount involved exceeds $120,000, and in which any related person has or will have a direct or indirect material interest) and all material facts with respect thereto.
The general counsel will promptly communicate such information to our audit committee or another independent body of our Board. No related-person transaction will be entered into without the approval or ratification of our audit committee or another independent body of our Board. It is our policy that Directors recuse themselves from any discussion or decision affecting their personal, business, or professional interests. Our policy does not specify the standards to be applied by our audit committee or another independent body of our Board in determining whether to approve or ratify a related-person transaction.

Role of Compensation Consultant

The compensation committee continued to retain Frederic W. Cook & Co., Inc. (FW Cook) as its independent compensation consultant to assist the committee in discharging its responsibilities. In connection with retaining FW Cook, the compensation committee considered that FW Cook does not provide any other services to the Company or management and determined that there was no conflict of interest according to the factors the compensation committee determined to be relevant, including the independence factors enumerated by the NYSE.

Role of Board in Our Risk Management Processes

Our Board oversees the risk management activities designed and implemented by our management. The Board executes its oversight responsibility for risk management both directly and through its committees. Through our annual enterprise risk management review, the Board also considers specific risk topics, including risks associated with our strategic plan, business operations, cybersecurity, AI, sustainability and environmental matters, HCM strategies (including employee engagement, growth, fostering a sense of community, and expanding our talent pipeline), recoupment of officer compensation based on our clawback policies, and capital structure. In addition, the Board receives regular detailed reports from our senior management and other personnel, including assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility.
Our Board delegates to the audit committee oversight of our risk management process. Our other committees also consider, and address risks related to their respective committee responsibilities. All committees report to the Board as appropriate, including when a matter rises to a material or enterprise-level risk.
Our internal audit department annually develops a risk-based audit plan that is reviewed with the audit committee, along with the results of internal audit reviews and activities. The internal audit department also maintains a high-level assessment of risks and controls for key operations, functions, processes, applications, and systems within the Company. The audit committee meets quarterly with our chief financial officer, senior vice president of finance and investor relations, our directors of internal audit and financial reporting, and our senior director of regulatory affairs (compliance and privacy officer).
Information Security
The Board and the audit committee engage with management on a quarterly basis regarding our IT environment, including data security, data privacy, and cybersecurity risks. To help mitigate the risk of potential financial and operational impacts, the Company is guided by industry-recognized frameworks, including the National Institute of Standards and Technology’s (NIST) Cybersecurity Framework and the Control Objectives for Information and Related Technology (COBIT) framework. The Company also maintains cybersecurity insurance coverage with 24/7 incident response. The Company’s IT security, data privacy and internal audit teams include professionals who hold recognized third-party certifications.
Each year, both KPMG and our internal audit team perform audits of the Company’s IT general controls

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to evaluate the internal control environment and the reliability of information used in financial reporting. Additional annual risk and security activities include Enterprise Risk Management (ERM) initiatives, employee security and awareness training, data breach tabletop exercises, external reviews of Company manufacturing security posture, and penetration testing by qualified third party vendors to assess our IT perimeter security and intrusion detection capabilities. The Company’s IT environment demonstrates a strong commitment to policy and compliance management, robust infrastructure and security platforms, advanced threat detection and response, data privacy compliance and governance, access control and authentication, email and data security, and data encryption.
For more information concerning our information security, please refer to Item 1C. Cybersecurity of the Company’s Form 10-K filed on February 24, 2026.

Risk Analysis of Employee Compensation Policies and Practices

The compensation committee, with recommendations from management, reviewed our compensation philosophy for our employees and determined that it does not induce our employees to take unacceptable levels of business risk for the purpose of increasing their incentive plan awards at the expense of shareholder interests. Some of the considerations in making this determination were:
None of our businesses present a high-risk profile because our businesses compete in markets with a high degree of transparency on pricing and costs, as well as clearly defined revenue recognition accounting principles

Our incentive pay structure rewards performance in both the short-term and long-term (i.e., short-term incentives are not paid at the expense of long-term shareholder value)

Our incentive pay program has minimum and maximum targets designed to take into account short-term and long-term affordability measures, with payments capped at the maximum target

The compensation committee reserves the right to reduce or eliminate any awards, at its discretion, with respect to our incentive pay programs

Under the omnibus stock plans (the 2016 Omnibus Incentive Plan and the 2025 Omnibus Incentive Plan), the Company has the ability to clawback all equity awards, both time-based and performance-based, upon various events including upon misconduct related to a financial restatement. Additionally, for LTIP and cash- based short-term incentive plan (STIP) awards received by an officer, our Misconduct Clawback Policy allows us to recoup any or all of the LTIP or STIP awards (both time-based and performance-based) received by an officer (i) if, as a result of a financial restatement, the award would have been lower had the financial results been properly calculated when originally reported, (ii) if an award was predicated on achieving financial results that were subsequently determined to be due to a fraudulent act by the officer or (iii) if an officer engaged in misconduct, including misconduct that results in reputational or financial harm to the Company, even if such misconduct does not result in a financial restatement
Our Executive Compensation Clawback Policy for our PSU and our STIP awards (performance-based only) pursuant to Rule 10D-1 of the Exchange Act requires recoupment of any or all awards received by an NEO where the amount of the award was calculated based upon the financial results that were subsequently affected by a restatement of the Company’s financial statements and the award received would have been lower had the financial results been properly calculated when initially reported

Our executive compensation program does not encourage our management to take unreasonable risks relating to the business

Pursuant to the Company’s Insider Trading Policy, we prohibit all of our Directors, officers, employees, and consultants from participating in any hedging, pledging, or monetizing transactions to lock in the value of any of our securities that they hold, including the purchase of any financial instrument designed to offset the risk of future declines in the market value of any of our securities

The Company has an Insider Trading Policy governing the purchase, sale and other dispositions of Company securities by Directors, officers, employees, consultants, and the Company itself that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards. A copy of the policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Director Selection Process

Our corporate governance and nominating committee is responsible for, among other matters:
●
Identifying individuals qualified to become Directors, consistent with criteria approved by our Board

●
Recommending to our Board a slate of Directors for election at the annual meeting of shareholders

●
Recommending to our Board persons to fill Board and committee vacancies

Through this process, members of the corporate governance and nominating committee consult with our Board chair and lead independent director and accept nominee recommendations from other Directors and/or shareholders in accordance with the terms of our Certificate of Incorporation and bylaws. The invitation to join our Board is extended by our Board through our Board chair and lead independent director.
Suitability of Candidates
When evaluating the suitability of candidates, in addition to our ongoing and emerging business needs, our Board and corporate governance and nominating committee consider many factors, including a candidate’s:
●
Experience as a senior officer in a public company, substantial private company experience, or other comparable experience

●
Experience as a director of a public company

●
Breadth of knowledge about issues affecting the Company and/or its industry

●
Expertise in finance, logistics, manufacturing, distribution, law, human resources, cybersecurity, technology and innovation, marketing or other areas that our Board determines are important areas of needed expertise

●
Personal attributes that include integrity and sound ethical character, absence of legal or regulatory impediments, absence of conflicts of interest, demonstrated track record of achievement, ability to act in an oversight capacity, appreciation for the issues confronting a public company, adequate time to devote to our Board and its committees, and willingness to assume Board fiduciary responsibilities on behalf of all shareholders

The corporate governance and nominating committee is committed to a highly functioning Board where the composition is reflective of the long-term strategy of the business, and makes decisions primarily on the basis of skills, qualifications, and experience. Input from the Board and management, feedback from shareholders, and Board evaluation processes also help determine desired backgrounds and skills.
Other Considerations in Nomination Process
As of the 2026 Annual Meeting, assuming their election or reelection, as applicable, of all Director nominees to the Board, our Board will consist of seven men and three women with a rich mixture of educational, professional, and experiential differences representing a wide range of perspectives to further enhance the effectiveness of its oversight role. As opportunities to appoint and nominate new Directors become available as the Board builds the slate of Director nominees, in addition to the factors set forth above, our Board recognizes and values candidates and Directors who bring different perspectives. Openness to all perspectives enriches the current and long-term strategic needs of the Company.
Information regarding the skills of our Directors can be found in the Director Skills Matrix on page 11.
Shareholder Nominations for Directors
In accordance with our bylaws, the corporate governance and nominating committee will consider shareholder nominations for Directors (please refer to the Shareholder Proposals for Inclusion in Next Year’s Proxy Statement section in this proxy statement for related instructions, page 67). We did not receive any shareholder nominations or recommendations for a Director in connection with the 2026 Annual Meeting. Other than the procedures set forth in our bylaws, the corporate governance and nominating committee has not adopted formal policies regarding shareholder nominations for Directors because the committee does not believe such policy is necessary for the consideration of shareholder nominations.

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Board and Committee Self-Evaluations

1	2	3	4
WRITTEN SURVEYS	REVIEW OF RESPONSES	EXECUTIVE SESSION	ONE-ON-ONE DISCUSSIONS
completed by Directors, to assess effectiveness, in order to continually improve Board performance	by the lead independent director and Board chair, who provide an assessment to the Board	of Directors, chaired by the lead independent director, to discuss results and proposed actions	with the lead independent director and Board chair with each Director as needed to discuss feedback
In December of each year, under the direction of the corporate governance and nominating committee, our Directors complete written surveys to evaluate and assess the overall effectiveness of our Board, its committees, and each Director. The purpose of the Board, committee(s), and individual Director surveys is to continually improve Board performance. Our lead independent director and our Board chair review the Directors’ responses and provide the individual Directors, the corporate governance and nominating committee, and the Board with an assessment of the performance of the
Board and its committees. The Directors then discuss the results and proposed actions for improvement or change in an executive session chaired by our lead independent director. The lead independent director and Board chair also have one‑on-one discussions as necessary with each Director about the feedback received. Through this process, the Board and management work together to refine the meeting materials and topics covered with the Board to educate new members and highlight certain strategic projects.

Director Time Commitment Policy

The Board believes that wider perspectives and best practices learned by Directors serving in other public directorships must be balanced against the time commitment that service on boards entails. Therefore, our Guidelines include a policy whereby our non-employee Directors are limited to no more than three public boards (in addition to the Board), and our CEO is limited to one additional public board. You may view a copy of our Guidelines by visiting our website at www.bc.com/investors, selecting the Corporate Governance tab, and then clicking on the Corporate Governance Guidelines link under Governance Documents.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Communications with Our Board

Shareholders and other interested parties may contact our Board, or any of its committees, non- management Directors or any individual Directors by writing to the lead independent director, at the address or email address shown below. All correspondence will be referred to the corporate governance and nominating committee chair, the lead independent director, and our corporate secretary.
Boise Cascade Company Attention: Corporate Governance and Nominating Committee Chair c/o Corporate Secretary 1111 West Jefferson Street, Suite 300 Boise, ID 83702
Email: legaldepartment@bc.com
We have an email link to contact our Board on our website at www.bc.com/investors; select the Corporate Governance tab, then click on the Board of Directors link; scroll to the bottom of page for the Contact the Board email form.

Shareholder Engagement

We believe engaging in active dialogue with our shareholders is important to our commitment to deliver sustainable long-term value to our shareholders. On an annual basis, we actively seek engagement with our top shareholders. In 2025, we continued our engagements with shareholders representing approximately 37.64% of our outstanding shares, which allows us to engage with our shareholders on relevant topics which helps inform the Board on decision-making. Commonly discussed topics include macro effects on our business, fundamental demand and supply chain, CEO transition (as needed), board refreshment, corporate governance, executive compensation, capital allocation strategy, risk oversight, sustainability, HCM and sustainability-related issues, including responsible forestry and sourcing practices.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Sustainability, Environmental, and Human Capital Management

Sustainability
The corporate governance and nominating committee is primarily responsible for sustainability matters, and similar to risk oversight, the Board participates in the process and oversight of such strategy. At each meeting, management updates the corporate governance and nominating committee, and the Directors provide guidance on current sustainability topics, including climate and environmental sustainability, and other similar issues that impact the Company. On at least an annual basis, the corporate governance and nominating committee is provided with a more in-depth review of these sustainability topics by either management or a third-party consultant. At each Board meeting, management updates the Board, and the Directors provide guidance on HCM strategies (including employee engagement, growth, fostering a sense of community, and expanding our talent pipeline).
Our Board supports an approach to sustainability matters that is embedded in our Company purpose to bring people, products, and services together to build strong homes, businesses, and communities that stand the test of time. We are a business built on relationships. Our core values guide our actions, unite our employees, and define our brand. We care about relationships with our employees, customers, suppliers, shareholders, and the communities where we live and operate. We strive to foster a connected workplace culture as a way of living our core values of respect and pursuit of excellence, and that creates connection where everyone feels seen, heard, and valued. We further believe it is our responsibility as an employer and community leader to have a positive influence in the communities where we live and operate. Below is a summary of our environmental and human capital efforts; additional information on these initiatives can be found by going to our website www.bc.com and selecting Our Company at the top of the drop- down menu, then Sustainability.
Environmental
Boise Cascade considers environmental responsibility an integral component of our BMD and Wood Products segments. We transform renewable resources, trees, into products that people depend on every day. Our wood products store carbon for years, giving us the opportunity to respond to the effects of climate change through our environmental sustainability practices when procuring and processing wood.
Through sustainable forestry practices, we actively contribute to the responsible use and protection of natural capital, which benefits our employees, customers, shareholders, and the communities where we live and operate. We are committed to responsible forest management principles that help protect and conserve forest habitat and biodiversity. We have rigorous procurement programs to comply with state and provincial laws to protect conservation values and culturally important sites which include measures to protect water quality and conserve wildlife habitat. Further, we are committed to continually achieving compliance with certification standards, employing management practices within our operations to comply with environmental laws and regulations, and promoting sustainable practices. The strength of our sustainable forestry program is annually verified by internal and third-party auditors as part of our continuous improvement efforts.
In addition to using trees, a renewable resource that sequesters carbon, in our manufacturing processes, the Company uses the bark from trees and manufacturing residuals for a significant portion of energy needs in our manufacturing operations. This allows utilization of carbon-neutral energy sources and reduces reliance on energy sources derived from fossil fuels. Using biomass to produce energy also reduces landfill waste, which results in less greenhouse gas (GHG) and methane emissions.
We recognize the scientific evidence indicating a changing climate associated with increasing CO2 in the atmosphere and use the TCFD framework for communicating our position and performance on climate-related matters. To further enhance our ability to track and report on climate-related issues, the Company implemented a comprehensive program to collect material Scope 1 and 2 GHG emissions data and intends to report baseline 2025 emissions data in 2026. This is an important step

24 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
in understanding the emissions impact of the Company’s operations and allows us to report climate metrics in the TCFD framework.
The Company engages in pilot programs to explore additional positive climate impacts that can be made through our operations. In 2025, the Company added its first zero-emissions electric truck to its fleet and expanded production of biochar out of wood residuals to use as a carbon-storing soil enhancer by the landscaping industry. Our value of pursuit of excellence guides our climate actions to implement new ideas to drive sustainable results.
Human Capital Management
Human capital management and our ability to attract, develop, and retain talent that embraces our shared values of integrity, safety, respect, and pursuit of excellence have been and will continue to be critical to executing our strategic objectives. The safety of our employees is a core value, and the Company maintains robust safety programs focused on identifying hazards and eliminating risks, as well as safety processes and procedures aimed at eliminating injuries in the workplace. We collect and report common lagging indicators of safety performance, and our safety programs include tools, training, and resources that allow us to collect, analyze, and share leading indicators of safety-related hazards broadly across our organization. We believe that our focus on leading indicators helps to prevent future incidents and injuries. Living our values means driving the expectation that each of our employees has ownership of safety and the authority to stop work if there is a safety concern.
Our Total Rewards program provides competitive pay, comprehensive health benefits, robust financial security resources, paid leave, well-being programs, community engagement opportunities, and career recognition and development. We continually benchmark our offerings and assess our vendor partner performance to ensure our Total Rewards remain competitive.
Embedded in our core values is a focus on our people — building community and growing our people and our business. Selecting and developing talent is a vital aspect of our HCM strategy because we believe our employees are at the heart of our purpose and fulfillment of our promise to our shareholders. We focus on developing talent from within our business segments and supplement that talent with finding the right external hires to support key strategic objectives. Individual development includes annual performance reviews with development plans, access to a variety of learning tools, including self-help resources, and continuing education opportunities. Our employees are able to participate in training through a combination of online platforms and in-person learning. We work towards business continuity and personal leadership growth by developing our employees as individuals through targeted leadership programs, coaching, and focused experiences. The Company’s human resources technology platform reflects ongoing investment in tools that support our employees, enabling learning and performance management, access to pay and tax documents, self-service capabilities, company news, and streamlined document management.
Boise Cascade is invested in broadening our talent pipeline and fostering a connected workplace culture that attracts and retains a talented workforce. We are committed to fostering a workplace culture where everyone feels seen, heard, and valued — one where all employees can contribute their best work to our short- and long-term success. This work starts at the top with our Board and our executive leadership team and provides employee engagement opportunities at all levels. Employees are able to connect with our officers through our open-door policy and have the ability to ask questions to the larger officer team during our quarterly results calls. Further, we encourage and support employees who contribute service hours to boards and nonprofit organizations in the communities where they live and work. These programs encourage the Company’s employees to connect with the community, further improve the Company’s reputation locally, and instill a sense of pride in the workforce.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
BOARD STRUCTURE
Board Leadership Structure

JEFF STROM	NATE JORGENSEN	KRISTOPHER MATULA
Chief Executive Officer	Board Chair	INDEPENDENT Lead Independent Director
Currently, the positions of Board chair and CEO are filled separately. Our Board believes that this structure is appropriate for the Company at this time. Our current Board chair’s experience as our former CEO provides our Board with valuable insight on operational and industry issues.
Our corporate governance and nominating committee and our Board have adopted the Guidelines to serve as a flexible framework within which the Board conducts business. The corporate governance and nominating committee and Board routinely review the Guidelines, with the most recent review occurring in February 2026. Because the Board chair is a former CEO of the Company, upon his reelection to the Board, Mr. Matula will fill the lead independent director role. Our lead independent director presides over all meetings of the independent Directors and works collaboratively with our Board chair and CEO regarding Board governance, including the Board evaluation process and establishing meeting agendas for our Board. The lead independent director’s responsibilities include:
●
Leading the Board’s processes for selecting and evaluating new Directors and key management positions

●
Presiding over all meetings of the Board at which the Board chair is not present

●
Serving as a liaison between the Board chair and the independent Directors

●
If requested by major shareholders, ensuring that he or she is available for consultation and direct communication

●
Approving Board and committee meeting agendas and schedules

●
Conducting executive sessions of the independent Directors

●
Overseeing the independent Directors’ annual performance evaluation of the Board chair and the CEO

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Together with the Board chair, Directors, and the corporate governance and nominating committee, leading the Director recruitment process

●
Calling and chairing meetings of the independent Directors and meetings to retain advisors for the independent Directors

Executive Sessions and Independent Director Sessions

Our Board and our committees routinely meet in executive sessions outside the presence of management. The Board chair presides over the executive sessions of our Board meetings, and each committee chair presides over the executive sessions of each respective committee. Our lead independent director presides over the sessions of our independent Directors, who meet outside the presence of our non-independent Directors at least twice per year.
Independent Directors have direct access to members of management whenever they deem it necessary, and the Company’s executive officers attend at least a portion of each regularly scheduled Board meeting. The independent Directors and all committees are also free to retain their own independent advisors, at the Company’s expense, whenever they feel it would be desirable.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2025 Meeting Attendance

During 2025, our Board met 8 times in person or by video conference. In addition to meetings of the Board, our committees met a total of 13 times. During 2025, all Directors attended at least 75% of all meetings of the Board and each committee on which he or she served.
Under the Guidelines, our Directors are expected to attend our Annual Meeting on April 30, 2026. All of our Directors attended the 2025 Annual Meeting of Shareholders.

Board Committees

Our Board has established the following three standing committees:

AUDIT COMMITTEE	COMPENSATION COMMITTEE	CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
2025 Focus Areas ● Cybersecurity ● Entity Risk Management ● Internal Controls ● Compliance Program including privacy and third party management program	2025 Focus Areas ● Succession planning—internal ● Compensation—board, CEO, and other officers ● Omnibus Plan refresh	2025 Focus Areas ● Succession planning—board, committees, and CEO ● Sustainability
The composition, duties, and responsibilities of these committees are outlined in written charters adopted by our Board. Each committee charter is reviewed annually by its respective committee to ensure ongoing compliance with applicable laws and sound governance practices and reviewed periodically by legal counsel. Each committee enacts any recommended changes to its charter from such reviews and reports the changes to our Board.
You may view copies of our committee charters by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to select any of the committee charters.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
The table below reflects the audit committee members as of March 17, 2026 and the April 30, 2026 Annual Meeting assuming the reelection of the Director nominees to the Board.
AUDIT COMMITTEE		All members of the audit committee are independent as defined under the applicable NYSE listing standards and in accordance with Rule 10A-3 under the Exchange Act, as determined by our Board.
2025 MEETINGS 4
COMMITTEE MEMBERS		Our Board has determined that Messrs. Cooper and McDougall, and Ms. Humphreys are audit committee financial experts, as defined in Item 407(d)(5) of Regulation S-K under the Securities Act.
As of March 17, 2026 Duane McDougall committee chair Steven Cooper Craig Dawson Amy Humphreys Sue Taylor	As of April 30, 2026 Amy Humphreys committee chair Steven Cooper Craig Dawson Duane McDougall Sue Taylor

Key Responsibilities
The audit committee of our Board is responsible for matters including the following:
●
Assisting the Board in its oversight of the quality and integrity of the Company’s financial statements and accounting and financial reporting practices, and the adequacy and effectiveness of the Company’s internal controls

●
Discussing with management our overall risk assessment and risk management policies, including cybersecurity, AI, and data privacy

●
Reviewing disclosures made by our CEO and chief financial officer regarding any significant deficiencies or material weakness in the design or operation of the Company’s internal control over financial reporting and any fraud involving management or employees who have a significant role over financial reporting

●
Reviewing the scope and staffing of the independent auditor’s annual audit, discussing all matters required by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301, and discussing any audit problems or difficulties and management’s response

More Information
For a complete description of our audit committee’s responsibilities, you may view a copy of our audit committee charter by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to select the Audit Committee charter.
Report
The Audit Committee Report is on page 60 of this proxy statement.

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The table below reflects the compensation committee members as of March 17, 2026 and the April 30, 2026 Annual Meeting assuming the reelection of the Director nominees to the Board.
COMPENSATION COMMITTEE		All members of the compensation committee are independent as defined under the applicable NYSE listing standards, and in accordance with Rule 10C-1 under the Exchange Act, as determined by our Board.
2025 MEETINGS 6
COMMITTEE MEMBERS
Key Responsibilities
The compensation committee of our Board is responsible for matters including the following:
●
Assisting our Board in discharging its responsibilities related to the compensation of our Directors, CEO and other executive officers

●
Reviewing and evaluating the Company’s overall compensation philosophy and overseeing the Company’s equity, incentive, and other compensation and benefit plans

●
Reviewing and approving employment agreements and other similar arrangements between the Company and our CEO and other executive officers

●
Preparing the compensation committee report on executive officer compensation required by the SEC for inclusion in the Company’s annual proxy statement or annual report

More Information
For a complete description of our compensation committee’s responsibilities, you may view a copy of our compensation committee charter by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to select the Compensation Committee charter.
Report
The Compensation Committee Report is on page 35 of this proxy statement.

As of March 17, 2026 Kristopher Matula committee chair Craig Dawson Karen Gowland Amy Humphreys Christopher McGowan Sue Taylor	As of April 30, 2026 Sue Taylor committee chair Craig Dawson Karen Gowland Amy Humphreys Kristopher Matula Christopher McGowan
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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
The table below reflects the corporate governance and nominating committee members as of March 17, 2026 and the April 30, 2026 Annual Meeting assuming the reelection of the Director nominees to the Board.
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE		All members of the corporate governance and nominating committee are independent as defined under the applicable NYSE listing standards, as determined by our Board.
2025 MEETINGS 3
COMMITTEE MEMBERS
Key Responsibilities
The corporate governance and nominating committee of our Board is responsible for matters including the following:
●
Identifying and assessing persons qualified to become Directors, consistent with the qualification standards and criteria approved by the Board

●
Recommending to the Board a slate of Directors for election or reelection at the Annual Meeting

●
Recommending to the Board the structure and membership of Board committees

●
Recommending to the Board persons to fill Board and committee vacancies

●
Overseeing annual evaluations of the Board, committees, and individual Directors

●
Overseeing succession planning of chief executive officer, Board chair and lead independent director positions by interviewing multiple candidates for each position

●
Overseeing sustainability, environmental and governance strategy and risk evaluation

●
Reviewing the Director independence standards periodically

●
Reviewing the Guidelines periodically

●
Making other recommendations to the Board related to corporate governance issues

More Information
For a complete description of our corporate governance and nominating committee’s responsibilities, you may view a copy of our corporate governance and nominating committee charter by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to select the Corporate Governance and Nominating Committee charter.

As of March 17, 2026 Karen Gowland committee chair Steven Cooper David Hannah Kristopher Matula Duane McDougall Christopher McGowan	As of April 30, 2026 Karen Gowland committee chair Steven Cooper Kristopher Matula Duane McDougall Christopher McGowan
30 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Board Compensation
Employee Directors do not receive compensation for their service on our Board. Mr. Jorgensen, our former CEO, was our only employee Director during
2025. Non-employee Directors in 2025 were entitled to receive the compensation described below under “Director Fees”.

2025 Director Compensation Table

The following table presents compensation information for each of our non-employee Directors for the year ended December 31, 2025:
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Change in Pension Value/ Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)	Total ($)
Thomas Carlile	208,750	174,978	—	—	383,728
Steven Cooper	98,750	149,996	9,427	—	258,173
Craig Dawson	98,750	149,996	—	—	248,746
Karen Gowland	113,125	149,996	11,288	—	274,409
David Hannah	128,750	149,996	—	—	278,746
Amy Humphreys	98,750	149,996	—	—	248,746
Kristopher Matula	121,875	149,996	18,157	—	290,028
Duane McDougall	123,125	149,996	—	—	273,121
Christopher McGowan	98,750	149,996	—	—	248,746
Sue Taylor	98,750	149,996	5,037	—	253,783

(1)
The reported cash earnings include retainers and fees and are inclusive of deferred compensation amounts for Directors participating in the Boise Cascade Directors Deferred Compensation Plan. See note (3) below.

(2)
On March 1, 2025, our Board chair, Mr. Carlile, was awarded 1,688 time-vested restricted stock units (RSUs) with a grant date fair value of  $174,978. Our other Board members were awarded 1,447 time-vested RSUs with a grant date fair value of  $149,996. The grant date fair values were computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 Compensation Stock Compensation (FASB ASC Topic 718). The RSUs vested in a single installment on March 1, 2026. The RSUs are the only unvested stock awards held by each Director as of December 31, 2025.

(3)
We do not provide our Directors with pension benefits. The amounts reported in the third column include above-market earnings on compensation deferrals (including deferrals made in prior years).

Director Fees

The 2025 retainer and fee schedule for non- employee Directors is set forth herein. The Board approved the retainer and fee schedule for 2025 on the advice from FW Cook, who performed a review in 2024 of our non-employee Director compensation program on behalf of the compensation committee. This review included an analysis of non-employee Director compensation market trends, a market data comparison of our peer group (as set forth on page 37), and a market data comparison of similarly sized companies.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2025 Annual Director Fees

Annual Director Fees	($)
Cash retainer	100,000
Equity award	150,000
Lead Independent Director	30,000
Committee Chair fees:
● Audit	25,000
● Compensation	25,000
● Corporate Governance and Nominating	15,000
Board Chair fees:
● Additional cash retainer	110,000
● Additional equity award	25,000

2025 Director Restricted Stock Unit Awards

Upon the recommendation of the compensation committee, our Board approved the granting of 1,447 RSUs with a grant date of March 1, 2025, and a grant date fair value equal to $149,996 to each of our non-employee Directors. The Board chair received an additional 241 RSUs with a grant date fair value equal to $24,982. These 2025 RSU awards are service-conditioned awards that vested in full on March 1, 2026.

Directors Deferred Compensation Plan

We maintain a nonqualified deferred compensation plan offered to our non-employee Directors (Boise Cascade Directors Deferred Compensation Plan). The plan is an unfunded plan intended to help participants supplement their retirement income while providing them an opportunity to invest a portion of cash compensation. Under the plan, each Director who receives cash compensation for Board service may elect to defer all or a portion of cash compensation in a calendar year. Amounts deferred are credited with imputed interest at a rate equal to 130% of Moody’s Composite Average of Yields on Corporate Bonds. Participants elect the form and timing of distributions of their deferred compensation balances. Participants may receive a cash payment in a lump sum or in annual installments following their service on our Board. No directors elected to defer cash compensation in 2025 under this plan. We do not anticipate making any changes to this plan in 2026.

Compensation Committee Interlocks and Insider Participation

During 2025, the compensation committee consisted of Mses. Gowland, Humphreys, and Taylor and Messrs. Dawson, Matula, and McGowan. None of our executive officers currently serve, or in the past year served, as a member of the Board or compensation committee of any entity with one or more executive officers serving on our Board or compensation committee.

32 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
EXECUTIVE COMPENSATION
Our board of directors recommends shareholders vote, on a nonbinding advisory basis, FOR the option of an annual vote as the preferred frequency of advisory votes on executive compensation.
Pursuant to Section 14A of the Securities Exchange Act of 1934 (Exchange Act), we are providing our shareholders with the opportunity to cast a nonbinding advisory vote on the frequency with which shareholders will vote to approve, on a nonbinding advisory basis, the overall executive compensation policies and procedures employed by us for our named executive officers. Shareholders will have the opportunity to cast an advisory vote on whether the advisory vote on executive compensation should occur every 1, 2 or 3 years. Shareholders may also abstain from voting on the matter. The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every 1, 2, or 3 years, or abstaining)
and, therefore, shareholders will not be voting to approve or disapprove the recommendation of our Board. We are proposing an annual shareholder vote regarding our executive compensation program because we believe it supports stronger corporate governance by providing an avenue for shareholders to more frequently express their views on our compensation policies and procedures. Your vote is important to us. Although this advisory vote is nonbinding, the compensation committee and our Board will review the results of the vote and take them into account when considering the frequency of the advisory vote on executive compensation.

Boise Cascade Company   2026 Proxy Statement | 33

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Our Board recommends shareholders vote, on an advisory basis, FOR the approval of the resolution set forth below approving the compensation of our named executive officers.
Pursuant to Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to cast an advisory vote regarding the compensation of our NEOs. Our compensation philosophy is designed to emphasize a focus on total compensation, with a large portion of our NEOs’ pay being performance-based and considered variable, “at risk,” and aligned with shareholder interests. We seek to pay for performance so that we can recruit and retain the talented employees necessary to drive superior financial and operational results. We view our compensation program as a strategic tool that supports the successful execution of our business strategy and reinforces a performance-based culture. Our Board has agreed to hold this advisory vote on an annual basis, with the next vote following this one expected to occur at the 2027 Annual Meeting of Shareholders.
Shareholders are urged to read the Compensation Discussion and Analysis section in this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The compensation committee and our Board believe these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals. Our Board has determined the best way to allow shareholders to vote on our executive compensation is through the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables, and narrative discussion in this proxy statement, is hereby APPROVED.
Shares will be voted according to shareholder instructions. If no voting instructions are provided, a broker may not vote on the matter. This proposal requires the affirmative vote of the majority of the votes of the shares present in person or by proxy at the meeting of the shareholders and entitled to vote.
Your vote is important to us. Although this advisory vote is nonbinding, the compensation committee and our Board will review the results of the vote. The compensation committee will consider our shareholders’ views and take them into account in making future determinations concerning our executive compensation.

34 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Compensation Committee Report
The compensation committee of the Board has reviewed and discussed the following CD&A required by Item 402(b) of Regulation S-K with the Company’s management. Based on this review and discussion, the compensation committee has recommended to the Board that the CD&A be included in this proxy statement and referenced in the Company’s Annual Report for the year ended December 31, 2025.

Respectfully submitted,
THE COMPENSATION COMMITTEE
Kristopher Matula (Chair until April 30, 2026)	Craig Dawson	Karen Gowland	Amy Humphreys	Christopher McGowan	Sue Taylor (Chair as of April 30, 2026)
Compensation Discussion and Analysis

CD&A CONTENTS
36	OUR NAMED EXECUTIVE OFFICERS

36	OUR COMPENSATION OBJECTIVES AND PHILOSOPHY

36	USE OF MARKET DATA TO DETERMINE AMOUNT AND ALLOCATION OF COMPENSATION

38	SUMMARY OF PAY DECISIONS AFFECTING OUR NEOS’ COMPENSATION IN 2025

38	EXECUTIVE COMPENSATION ELEMENTS

39	ROLE OF MANAGEMENT IN SETTING EXECUTIVE COMPENSATION
39	BASE SALARY

40	SHORT TERM INCENTIVE PLAN

40	2025 STIP COMPENSATION
40	PROCESS UTILIZED IN SETTING STRATEGIC STIP PERFORMANCE TARGETS
42	2025 AD HOC DISCRETIONARY BONUS AWARDS

42	LONG TERM INCENTIVE PLAN

42	2025 LTIP COMPENSATION

44	OTHER COMPENSATION AND BENEFIT PLANS
44	BOISE CASCADE SUPPLEMENTAL PENSION PLAN

44	BOISE CASCADE COMPANY SAVINGS PLAN
44	NONQUALIFIED DEFERRED COMPENSATION PLAN

45	AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

Boise Cascade Company   2026 Proxy Statement | 35

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Our Named Executive Officers

This CD&A describes the 2025 compensation program for our executive officers, particularly our NEOs who are listed below. Positions below are those held with the Company as of December 31, 2025:
Nate Jorgensen Chief Executive Officer	Jeff Strom Chief Operating Officer	Kelly Hibbs Senior Vice President, Chief Financial Officer, and Treasurer	Joanna Barney Executive Vice President, Building Materials Distribution	Troy Little Executive Vice President, Wood Products
Effective March 3, 2026, after six years of service to the Company as CEO, Mr. Jorgensen retired and Mr. Strom succeeded him as CEO of the Company. The corporate governance and nominating committee interviewed multiple candidates and recommended to the Board that Mr. Strom be elected CEO. For 2026, Mr. Strom will focus on safety, company financial performance, strategic planning, employee engagement, and information technology.
Our Compensation Objectives and Philosophy

1	2	3
We want to attract, retain, and incentivize the management talent we believe is essential to achieving the Company’s strategic objectives, which are to grow the Company prudently and to increase long-term shareholder value.	As a guiding philosophy, we generally target all forms of compensation at the 50th percentile of comparable market compensation data, with appropriate adjustments that take into account each officer’s position, responsibilities, performance, contributions to the Company’s success, level of experience, and other distinguishing qualifications. In some instances, and for the purpose of internal equity, we may establish similar compensation ranges for officer positions with similar scopes of responsibility and other similar qualifications even if such ranges differ from comparable positions at other companies.	We also provide at-risk, performance-based pay opportunities that comprise a significant portion of total compensation opportunity to motivate and reward our executive officers for achieving the Company’s strategic objectives.
We hold annual advisory shareholder votes on executive compensation. Our shareholders have approved our executive compensation with over an average of 96% voting in favor from 2021 through 2025. We believe the strong support demonstrates that shareholders generally view our overall pay program favorably. The compensation committee and the Board intend to take these advisory votes into account regarding future compensation decisions. For 2026, shareholders will vote on an advisory basis, on the frequency of the vote on executive compensation, and will again vote, on an advisory basis, on whether to approve our executive compensation as set forth in this proxy statement.

Use of Market Data to Determine Amount and Allocation of Compensation

The compensation committee believes that an important criterion for determining the aggregate value of the Company’s compensation program and the allocation of the value among the various elements of its compensation plans is market data, where available, on the amounts, allocations, and

36 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
structures utilized by similarly situated peer companies for positions of comparable responsibility.
Management and the compensation committee have utilized compensation and benefits surveys to ascertain market levels of aggregate compensation and the allocation of that compensation among specific compensation elements for its NEOs. Aggregate compensation and compensation for each of the major elements (base salary, target short-term incentive compensation, and target long-term incentive compensation) for the Company’s NEOs has generally been targeted at the 50th percentile of the surveyed peer group companies. However, the specific aggregate compensation (and the allocation among the elements of the total compensation) paid to any of our NEOs may be below or above the 50th percentile target levels, depending on subjective judgments made by the compensation committee based on factors such as the specific officer’s responsibilities that vary from the comparable position, historical performance in the job, tenure with the Company in the position, and other distinguishing qualifications.
Since 2011, the compensation committee has periodically retained the services of FW Cook to prepare a comprehensive analysis of the compensation packages for our NEOs and to compare the specific elements of compensation and the aggregate value with a group of peer companies recommended by FW Cook.
FW Cook conducted a biannual full review of our peer group in 2025 and recommended that our 2025 peer group remove Masonite International Corporation (as it was acquired and no longer discloses compensation data) and add A.O. Smith Corporation, MSC Industrial, and Griffon Corporation to our peer group. The recommended additions were based on an analysis of relative fit from size and business model perspectives, and accounting for the significant and continuing merger and acquisition activity among peers and potential peers. The compensation committee agreed with the recommendation and adopted the following 2025 peer group for 2025 compensation discussions:

● American Woodmark Corporation	● GMS Inc. (acquired by Home Depot in 2025)
● A.O. Smith Corporation	● Griffon Corporation
● Armstrong World Industries	● JELD-WEN Holding, Inc.
● Beacon Roofing Supply, Inc. (acquired by QXO, Inc. in 2025)	● Louisiana Pacific Corporation
● BlueLinx Corporation	● MSC Industrial
● Builders FirstSource, Inc.	● Quanex Building Products Corporation
● Eagle Materials Inc.	● Simpson Manufacturing Company, Inc.
● Gibraltar Industries Corporation	● UFP Industries, Inc.
During 2025, the compensation committee reviewed the officer base salaries, the STIP, the LTIP, FW Cook’s fees, and the proposed peer group for 2025 compensation discussions. The compensation committee also reviewed and reapproved the Company’s compensation philosophy as it appears in this proxy statement.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Summary of Pay Decisions Affecting our NEOs’ Compensation in 2025

For 2025, our compensation committee again granted 50% of the long-term incentive grant value in RSUs and 50% in PSUs. The RSUs vest and are distributed in annual installments over a three-year period. The PSUs, however, are designed to have a three-year performance target based on ROIC with a three-year cliff vest. The achievement for PSUs is measured in three annual sub-periods; the average achievement for the three years included in the performance period will determine the achievement of the performance factor. This approach to PSUs started in 2024 based on discussions during shareholder engagement sessions and aligns with the long-term interests of shareholders. The STIP is an annual cash-based plan with performance goals based on EBITDA(1) and PRONWC (as defined below in footnote 2 in the table under the heading “Process Utilized in Setting Strategic STIP Performance Targets”).

(1)
EBITDA is defined as income before interest (interest expense and interest income), income tax provision (benefit), and depreciation and amortization and is not required by or presented in accordance with generally accepted accounting principles (GAAP) in the United States. Adjusted EBITDA further adjusts EBITDA to exclude the change in fair value of interest rate swaps. Management uses EBITDA and Adjusted EBITDA to evaluate ongoing operations and believes they are useful to investors because they enable them to perform meaningful comparisons of past and present operating results. For a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure (net income), please refer to pages 47-48 of our 2025 Annual Report, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The compensation committee also made salary adjustments for our executive officers in late 2025 to reflect the changing median pay in our peer companies and individual officer performance.
Executive Compensation Elements

The four elements of the Company’s executive compensation program are:
STIP and LTIP awards are intended to comprise a significant portion of each officer’s total compensation opportunity and are designed to motivate and reward our officers for growing the Company and maximizing long-term shareholder value. Ad hoc discretionary bonuses may be awarded occasionally for exceptional performance but are not a standard element of the Company’s executive compensation structure.

38 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
TARGET COMPENSATION PAY MIX

Role of Management in Setting Executive Compensation

As described below, the compensation committee increased the compensation of our officers for 2025. Management did not participate in such decisions. However, the Company’s current CEO makes, and in 2025 the Company’s former CEO made, recommendations to the compensation committee with respect to base salaries and performance targets for the STIP and LTIP for officers other than himself. The compensation committee makes all decisions regarding each NEO’s base salary, LTIP and STIP targets, the overall performance targets of the plans, and the potential and actual payouts under each plan.
Under the omnibus stock plans (the 2016 Omnibus Incentive Plan and the 2025 Omnibus Incentive Plan), the Company has the ability to clawback all equity awards, both time-based and performance-based, upon various events including upon misconduct related to a restatement. Additionally, awards granted under the STIP and the LTIP (both time-based and performance-based) are subject to our Executive Compensation Clawback Policy and our Misconduct Clawback Policy. Our Executive Compensation Clawback Policy requires us to recoup such awards received on or after October 2, 2023 in the event of a financial restatement due to material noncompliance with a financial reporting requirement under U.S. federal securities laws that would have resulted in lower payments based on the restated results. Our Misconduct Clawback Policy permits us to recoup such awards if, (i) as a result of a financial restatement, the award would have been lower had the financial results been properly calculated when originally reported, (ii) an award was predicated on achieving financial results that were subsequently determined to be due to a fraudulent act by the officer or (iii) an officer engaged in misconduct, including misconduct that results in reputational or financial harm to the Company, even if such misconduct does not result in a financial restatement. Misconduct includes an individual’s fraud or willful misconduct that results in reputational or financial harm to the Company, an individual’s material violation of law or the Company’s compliance and ethics-related policies or procedures, or an individual’s failure to appropriately supervise Company personnel. Both our Misconduct Clawback Policy (both time-based and performance-based) and our Executive Compensation Clawback Policy (performance-based only) apply to incentive-based compensation received during a three-year lookback period. Our Misconduct Clawback Policy applies to the extent not superseded by our Executive Compensation Clawback Policy.

Base Salary

Our compensation committee has historically reviewed base salaries for our NEOs on an annual basis and at the time of promotions or other changes in responsibilities. Consistent with past practice, in late 2025, the compensation committee approved general base salary increases for the NEOs to continue to move them, as determined appropriate, toward the 50th percentile based upon FW Cook’s 2025 study. The November 2025 increases in NEO salaries averaged 6.94% and were in line with market data provided by FW Cook. The 2024 and 2025 base salaries and increases are listed below:

Boise Cascade Company   2026 Proxy Statement | 39

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Name	Annual Salary Effective November 2024 ($)	Annual Salary Effective November 2025 ($)	Change %
Nate Jorgenson	1,100,000	1,142,000	3.82%
Jeff Strom(1)(2)	580,000	675,000	16.38%
Kelly Hibbs	600,000	623,000	3.83%
Joanna Barney(3)	—	561,000	—
Troy Little	562,000	583,000	3.74%

(1)
On March 2, 2026, Mr. Jorgensen retired from his position as CEO, and, effective March 3, 2026, Mr. Strom was elected to CEO, and received an increase in base salary, short-term incentive, and long-term incentive. The compensation information for Mr. Strom contained herein reflects 2025 compensation, not the increase for his promotion to CEO in 2026.

(2)
Mr. Strom was promoted to Chief Operating Officer on January 20, 2025 and was awarded a salary increase at the time of his promotion.

(3)
Ms. Barney became a named executive officer in 2025.

Short Term Incentive Plan

The STIP is designed to recognize and reward the contributions that our NEOs and other participants make to the Company’s annual performance. Payout under the STIP is based on achievement of performance measures that are tied to the Company’s annual financial performance. We offer this plan to encourage and reward conduct that will lead to better performance of our businesses as measured by the performance criteria. Each NEO’s participation in the plan, along with the criteria for calculation of the payout, is established annually by our compensation committee and communicated to the participants in a STIP award notice. A determination of the amount payable under the plan based on actual performance is made by the compensation committee generally in February of the following year, and resulting payments or awards are then made to participants.
The actual STIP awards may be less than or greater than the target incentive amounts depending on the achievement of pre-determined financial goals and performance objectives and the exercise of the compensation committee’s discretion.
For 2025, the compensation committee set a threshold of 25% of the target award as the minimum award to be granted under the program. If performance is below this threshold, no STIP payout is earned. The compensation committee also set a maximum of 225% of the target award and approved a payout graph with a payout line whereby once the level of performance is determined the award multiplier can be determined. The dollar amount of the threshold, target, and maximum award payable to each of our NEOs is set out in the table found under “2025 Grants of Plan-Based Awards” in this section of this proxy statement.

2025 STIP Compensation

For 2025, each of our NEOs participated in the STIP. The plan provided for awards to be determined based on the extent to which the financial goals and performance objectives were met during the year.
Process Utilized in Setting Strategic STIP Performance Targets
The compensation committee employs a rigorous process to review the annual budget that promotes the Company’s strategic objectives and forms the basis for establishing the STIP performance targets.
Furthermore, the compensation committee takes into account Company-specific and industry outlook for the year, historical and projected growth rates for the Company as well as peers and external expectations and guidance.
The performance metrics established by the compensation committee under our 2025 STIP were based on forecasts of 1.35 million U.S. housing

40 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
starts, a primary demand driver in our business. In setting the STIP target in February 2025, the compensation committee evaluated forecasted earnings for 2025, and market and industry conditions including home affordability, the potential impact of tariffs, and uncertainty broadly across the U.S. economy. As such, the compensation committee expected a deceleration in housing starts compared with actual housing starts of 1.37 million in 2024 and 1.42 million in 2023. In addition, in 2025, the Company expected continued price erosion for our EWP products due to slowing economic activity and decreased demand for new residential construction. The compensation committee set the STIP target at a level intended to drive meaningful performance while balancing concerns for expected pricing and volume impacts. The annual incentive target awards, financial goals, and performance objectives required for each NEO participating in the STIP for 2025 are set forth below. Actual payouts are also shown. No discretion was exercised by the compensation committee in awarding payouts for 2025.

			Performance ($ in millions, except PRONWC)
Business Role	Financial Measure(s)	Weight % of Award Multiplier	Threshold Payout at 25%	Target Payout at 100%	Maximum Payout at 225%	Financial Goal Achievement	Award Payout Multiple
Corporate	Company EBITDA(1)	100.0%	250	510	815	342	0.52
Building Material Distribution (BMD)	Company EBITDA	25.0%	250	510	815	342	0.52
	BMD EBITDA	37.5%	145	325	520	281	0.82
	BMD PRONWC(2)	37.5%	30.0%	50.0%	80.0%	37.7%	0.54
Wood Products (WP)	Company EBITDA	25.0%	250	510	815	342	0.52
	WP EBITDA	75.0%	145	235	375	104	0.00
Name	Business Role	Actual Base Earnings(3) ($)	Target Award % of Earnings	Award Payout Multiple	STIP Payout ($)
Nate Jorgensen	Corporate	1,104,846	120%	0.52	689,424
Jeff Strom(4)	Corporate	647,500	100%	0.52	336,522
Kelly Hibbs	Corporate	602,654	80%	0.52	250,704
Joanna Barney(4)	BMD	515,346	80%	0.64	254,897
Troy Little	WP	564,423	80%	0.13	58,700

(1)
Corporate EBITDA shown is based on the financial performance of Adjusted EBITDA, which reflects normal recurring adjustments made, such as the change in fair value of interest rate swaps, as disclosed in our detailed calculation of Adjusted EBITDA. The calculation of EBITDA and Adjusted EBITDA is described on page 38 of the proxy statement.

(2)
Pre-tax Return on Net Working Capital (PRONWC) is calculated based on GAAP amounts by dividing BMD’s net operating income by the average net working capital reported as of each month-end during a 13-month period running from December 2024 through December 2025. The compensation committee includes PRONWC as a portion of Ms. Barney’s performance criteria because it reflects BMD’s control of working capital, which is a critical financial measure in our distribution business.

(3)
The STIP target award is applied to the actual base salary earnings for the year and not base salary at year-end.

(4)
Mr. Strom’s and Ms. Barney’s STIP awards are calculated from both their previous role and current role actual base earnings and target award percent of earnings.

Boise Cascade Company   2026 Proxy Statement | 41

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2025 Ad Hoc Discretionary Bonus Awards

From time to time, the compensation committee may elect to grant a discretionary bonus to one or more of the NEOs or to other employees to recognize and reward exemplary performance providing value to the Company beyond what is recognized by the structure of the STIP. A formal plan does not govern these bonus payments, and no NEO has any contractual entitlement or expectation of any such payment. The amount and timing of the grant of any such bonus to NEOs are determined by the compensation committee at its sole discretion. No such bonuses were awarded in 2025 to the NEOs.

Long Term Incentive Plan

We make grants of RSUs and PSUs under our long- term equity-based award agreements (LTIP), which grants prior to May 1, 2025 were made under the 2016 Omnibus Incentive Plan and grants thereafter were made under the 2025 Omnibus Incentive Plan. Both plans permit grants of stock options, stock appreciation rights (SARs), restricted stock, other stock- based awards, other cash-based compensation, and performance awards. The purpose of the LTIP is to provide incentives that will attract, retain, and motivate high-performing officers, Directors, employees, and consultants by providing them a proprietary interest in our long-term success or compensation based on their performance in fulfilling their responsibilities to our Company. The LTIP is administered by our compensation committee.
Awards granted under the LTIP are subject to our recoupment policies.

2025 LTIP Compensation

In February 2025, the compensation committee approved equity grants under the 2016 Omnibus Incentive Plan to our NEOs. The amount and structure of the grants were based on the recommendations FW Cook made as a result of the study they conducted on behalf of the compensation committee. Officer participants received two types of equity grants: RSUs and PSUs. The compensation committee set a dollar amount for each participant to calculate the target RSU and PSU grants on the day of the award after market close. Half of the value of the target award was granted in RSUs. The other half of the target award was granted in PSUs.
The RSUs awarded in 2025 vest over a three-year period with one-third vesting on March 1 of each of 2026, 2027, and 2028 with share distribution the following trading day. The PSUs awarded at target are adjusted by a performance factor determined by the performance objectives described below and may be further adjusted at the discretion of the compensation committee. The performance- adjusted PSUs granted in 2025 vest in a single installment on March 1, 2028, with share distribution the following trading day. Vesting of PSUs and RSUs is subject to an officer’s continued employment with the Company, with certain limited exceptions described below.
The 2025 LTIP awards were based on the closing market value on February 28, 2025 (the trading day immediately preceding the grant date of March 1, 2025, which was a Saturday) of  $103.66 and are as follows:

Financial Goal PSUs	Threshold 50% of PSUs	Target 100% of PSUs	Maximum 200% of PSUs
Company ROIC(1)	7.5%	12.5%	24.0%
Name	LTIP Target Award Value ($)	50% of Target Award Value RSUs (#)	50% of Target Award Value PSUs (#)
Nate Jorgensen	5,250,000	25,323	25,323
Jeff Strom	1,500,000	7,235	7,235
Kelly Hibbs	1,050,000	5,065	5,065
Joanna Barney	1,050,000	5,065	5,065
Troy Little	1,050,000	5,065	5,065
42 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
(1)
ROIC is calculated as described on page 9 of this proxy statement.

The compensation committee chose ROIC as the performance metric in the LTIP to differentiate from the EBITDA measure used in the STIP because it believed ROIC would put a focus on short-term and long-term investments and reinforce the importance of shareholder returns. Based on the market conditions and the nature of the products we distribute and manufacture, the compensation committee supports the plan design and believes a three-year performance period better aligns management with the long-term interests of our shareholders.
In 2025, the PSUs awarded are earned based on three-year ROIC performance established by the compensation committee and are subject to a three-year cliff vest. Achievement over the three-year performance period is measured in annual sub-periods based on ROIC for 2025, 2026, and 2027. The average achievement for the three years in the performance period will determine the number of earned PSU’s. At average threshold performance, 50% of the target PSUs are earned, and at average maximum performance, 200% of the target PSUs are earned. The compensation committee approved a payout scale such that when results fall between the threshold and maximum reference points, interpolation is used to determine the actual PSUs to be awarded.
Vesting of LTIP awards is subject to an NEO’s continued employment through the vesting date, except in certain limited circumstances. If an NEO dies or becomes disabled,
(i)
all unvested RSUs become vested, and

(ii)
all earned PSUs for which the performance metric is satisfied become vested at that amount. In the event the performance period applicable to the PSUs has not elapsed at the time of such death or disability, the PSUs will vest based on actual achievement of the performance metric.

In the event of an NEO’s eligible retirement,
(i)
unvested RSUs become vested as to 1/3 of the award, multiplied by a pro rata portion based on the number of full calendar months that have elapsed during the then 12-month vesting period prior to retirement, divided by 12, and

(ii)
earned PSUs become vested as to a pro rata portion based on the number of full calendar months that has elapsed during the vesting period prior to retirement, divided by 36.

Payout occurs on the normally scheduled payout date for the PSU awards, and upon retirement for the pro rata RSU awards. For purposes of LTIP vesting, the definition of retirement means the NEO’s termination on the earlier of: the calendar year in which the NEO attains age 62 and completion of at least ten years of employment with the Company and its predecessors, or age 65 and completion of at least five years of employment with the Company. This definition applies to LTIP awards granted on or after March 1, 2024. For all outstanding awards granted prior to this date, the definition of retirement remains unchanged from that described in the applicable grant agreement. Beginning in 2024, LTIP grant agreements provide that in the event an NEO continues to serve as or is appointed as a member of the Company’s Board immediately following termination of employment, unvested RSUs and PSUs will continue to vest and become payable as if the NEO remained employed by the Company for as long as the NEO continues to serve as or is appointed as a member of the Company’s Board immediately following termination of employment, unvested RSUs and PSUs will continue to vest and become payable as if the NEO remained employed by the Company for as long as the NEO continues to serve as a member of the Company’s Board. This change was implemented to recognize that as a member of the Company’s Board, former executives will continue to have a role in the success of the company.
In the event of a change in control in which the LTIP awards are not replaced by an equivalent award,
(i)
RSUs become vested and

(ii)
earned PSUs become vested, with the number of earned PSUs determined based on actual performance for already completed annual sub-periods in the performance period and at target for incomplete annual sub-periods.

Boise Cascade Company   2026 Proxy Statement | 43

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Other Compensation and Benefit Plans

The Company’s NEOs receive additional compensation under a few other compensation and benefit plans, as further described below. These plans and benefits, except those that are frozen or closed to new entrants, are provided to create an aggregate compensation and benefits package that is competitive in the marketplace, thereby helping us to attract and retain the management talent needed to achieve the Company’s strategic objectives.
Boise Cascade Supplemental Pension Plan
On December 31, 2009, the compensation committee froze our nonqualified Boise Cascade Supplemental Pension Plan (SUPP) in which Messrs. Hibbs and Little participated. The benefits accrued will be paid from the Company’s general assets. The aggregate, present value of the pension benefits as of December 31, 2025, for each of our NEOs who are participants in the SUPP are disclosed in the table found under the heading “2025 Supplemental Pension Benefits” following this CD&A.
Boise Cascade Company Savings Plan
The Company maintains a 401(k) defined- contribution savings plan for U.S. employees, including its NEOs. Under the plan, eligible employees electing to participate may contribute up to 50% of their pretax income, subject to Internal Revenue Service (IRS) rules limiting an individual’s total contributions and the application of IRS tests designed to ensure that the plan does not discriminate in favor of highly compensated employees.
Since January 2013, we have generally provided company contributions to the savings plans. For salaried employees and employees not covered by a collective bargaining agreement who are paid on an hourly basis that are not in an hourly production position within the Wood Products segment, for each pay period we contribute an amount equal to 4% of the employee’s eligible wages (base salary and short-term incentive compensation) for the period. If the Company’s EBITDA meets or exceeds targets specified by the compensation committee and the Board, the Company is able to make additional discretionary contributions in an amount up to 2%, 3%, or 4% of the employee’s wages, depending on the affected employee’s number of years of service. For 2025, the compensation committee and the Board set an Adjusted EBITDA minimum performance threshold of  $200 million and maximum of  $450 million. The Company approved a payout scale so that when performance falls between the threshold and maximum levels linear interpolation is used to determine the actual award. Amounts in excess of IRS annual limitations on the amount of income on which Company contributions may be made to qualified defined contribution retirement plans are paid to participants as taxable cash compensation and/or credited to the participant’s deferred compensation account. In 2025, the Company’s Adjusted EBITDA performance was $342.2 million. All of our NEOs participate in the plan.
Amounts deferred under this plan by the NEOs are included in the salary disclosure in the “Summary Compensation Table,” and amounts contributed by the Company to the account of an NEO under the plan are included in the “All Other Compensation” column in the “Summary Compensation Table.”
Nonqualified Deferred Compensation Plan
Under the Boise Cascade Company Deferred Compensation Plan, participating employees irrevocably elect each year to defer receipt of a portion of their base salary and incentive compensation. A participant’s account is credited with an amount equal to what the Company’s 401(k) contribution would have been if the money had not been deferred under the 401(k) plan rather than the deferred compensation plan and with imputed interest at a rate equal to 130% of Moody’s Composite Average of Yields on Corporate Bonds. Participants may receive payment of their deferred compensation plan balance in a lump sum or installments over a specified period of years following the termination of their employment with the Company or can elect distributions of in-service account deferrals prior to termination, as specified in the plan. Amounts deferred under this plan in any relevant year or contributed to the account under the plan by any of our NEOs are disclosed in the “2025 Nonqualified Deferred Compensation” table.

44 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Agreements with Named Executive Officers

The Company does not have employment agreements with any of its NEOs other than the severance agreements described in this section.
In 2022, the Company entered into new severance agreements with each of the NEOs to maintain operating continuity in the event of a change of control. The severance agreements generally are effective until January 31st of the following year, except that if the Company does not give notice of non-extension 60 days prior to expiration, the term of each severance agreement will be automatically extended for an additional year.
The severance agreements for the NEOs provide that in the event of a “qualifying termination” (meaning any termination with the exception of a termination (i) by the Company for cause or disability; (ii) by the NEO other than for good reason (as described in the severance agreement); or (iii) as a result of the NEO’s death), the NEO will be entitled to receive (a) their full base salary through the date of termination, a STIP payment for the year of termination based on the plan’s actual payout for the year and pro-rated to reflect the portion of the year expired prior to termination, and all other compensation to which he or she is then entitled; (b) a lump-sum severance payment equal to two times the sum of  (i) the NEO’s annual base salary plus (ii) target STIP for the year in which the termination occurs; (c) a lump-sum amount equal to the value of such NEO’s unused and accrued time off, less any advanced time off, in accordance with the applicable time-off policy in effect on the termination date; and (d) a lump sum payment equal to 18 times the monthly Company-paid premium amount for all life, disability, accident, and healthcare plans, programs, or arrangements.
In the event of a change in control, the agreements require a second trigger of a qualifying termination from employment before benefits are payable.
The severance agreements provide that in the event of a non-qualifying termination, the NEO will be entitled to receive their full base salary through the date of termination, plus all other compensation to which they are then entitled. In the event of a failure to perform duties as a result of incapacity due to physical or mental illness or injury, the NEO will be entitled to continue to receive the full base salary until such time as employment is terminated due to disability. No severance payments or continuation of healthcare benefits beyond the date of termination are provided for under such circumstances.
In consideration of the severance payments described above, each severance agreement contains confidentiality, non-solicitation, and non- disparagement provisions, and a general release of all claims against the Company and its affiliates, as a condition of payment of benefits under the severance agreement.

Boise Cascade Company   2026 Proxy Statement | 45

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2025 Summary Compensation Table

The following table presents compensation information for our NEOs for 2025, 2024 and 2023, as applicable, with positions listed those held by the NEOs as of December 31, 2025:
Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2)(7) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value/ Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Nate Jorgensen Chief Executive Officer & Director	2025	1,104,846	5,249,964	689,424	26,891	165,153	7,236,278
	2024	1,056,731	5,000,124	1,179,312	18,736	254,246	7,509,149
	2023	1,007,692	3,700,003	2,720,769	13,955	234,321	7,676,740
Jeff Strom Chief Operating Officer	2025	647,500	1,499,960	336,522	19,840	81,325	2,585,147
	2024	559,923	1,000,080	470,335	13,965	111,533	2,155,836
	2023	510,092	879,936	881,440	11,730	109,826	2,393,024
Kelly Hibbs SVP, Chief Financial Officer, and Treasurer	2025	602,654	1,050,076	250,704	24,161	74,488	2,002,083
	2024	563,740	1,000,080	419,423	22,968	121,946	2,128,157
	2023	523,154	879,936	941,677	24,000	112,757	2,481,524
Joanna Barney(6) EVP, Building Materials Distribution	2025	515,346	1,050,076	254,897	9,702	52,337	1,882,358
Troy Little EVP, Wood Products	2025	564,423	1,050,076	58,700	17,067	66,142	1,756,408
	2024	513,731	1,000,080	340,755	11,716	62,914	1,929,196

(1)
Includes amounts deferred under our savings plan and our deferred compensation plan. See “Boise Cascade Company Savings Plan” and “Nonqualified Deferred Compensation Plan” in the CD&A in this proxy statement.

(2)
Includes the total grant date fair value of the target RSU and PSU awards granted in 2023, 2024, and 2025 computed in accordance with FASB ASC Topic 718, in each case based on the closing market price of our common stock on the grant date (or, if not a trading day, on the immediately preceding date). The grant date fair value of the 2023 RSU awards is $69.33, for the 2024 RSU awards is $137.79, and for the 2025 RSU is $103.66. The 2023 PSUs were granted by the compensation committee at 2.00 times target with a grant date fair value of  $69.33 per share. The 2023 PSU grant, adjusted for performance level achievement, was as follows: Mr. Jorgensen — $3,700,003; Mr. Strom  — $879,936; Mr. Hibbs — $879,936; Ms. Barney $310,044; and Mr. Little — $310,044. For more information on the 2025 PSUs see footnote 7.

(3)
Represents total payment of awards under our STIP for each year reported. The specific financial goals and performance objectives at corporate and business unit levels of the STIP for 2025 are described under “Short Term Incentive Plan” in the “CD&A” in this proxy statement. The amounts reported in this column include amounts deferred under our savings plan and our deferred compensation plan.

(4)
Amounts disclosed in this column reflect the above-market portion of the interest earned on deferred compensation for our NEOs. Pension benefits for officers have been frozen since December 31, 2009, and no additional benefits are being earned.

For more information concerning the pension plans and deferred compensation plans in which our NEOs participate, see “Boise Cascade Supplemental Pension Plan” and “Nonqualified Deferred Compensation Plan” under “Other Compensation and Benefit Plans” in the CD&A in this proxy statement.
46 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
(5)
Amounts disclosed in this column include the following:

Officer	Year	Company Contributions to Savings Plans(a) ($)	Company-Paid Portion of Executive Officer Life Insurance(b) ($)	Other ($)	Total ($)
Nate Jorgensen	2025	163,089	2,064	—	165,153
Jeff Strom	2025	79,813	1,512	—	81,325
Kelly Hibbs	2025	72,976	1,512	—	74,488
Joanna Barney	2025	51,305	1,032	—	52,337
Troy Little	2025	64,630	1,512	—	66,142

(a)
See “Boise Cascade Company Savings Plan” and “Nonqualified Deferred Compensation Plan” under “Other Compensation and Benefit Plans” in the CD&A in this proxy statement for a description of these plans. Amounts included in the contributions reported in this column that exceeded IRS annual limitations on Company contributions to qualified defined contribution retirement plans were paid to the NEO as taxable cash compensation.

(b)
See “Agreements with Named Executive Officers” in the CD&A in this proxy statement for a description of the Company-paid life insurance plans under which these costs were incurred.

(6)
Ms. Barney became an NEO in 2025.

(7)
The 2025 PSUs are based on a three-year performance period with the average performance of the three years determining the overall performance multiplier for 2025. The following table shows a maximum possible performance metric of 2.00 times target for 2025.

Officer	Year	Maximum Performance Multiplier	Maximum 2025 PSUs	Total Value Based on Grant Date Fair Value of $103.66 ($)
Nate Jorgensen	2025	2.00	50,646	5,249,964
Jeff Strom	2025	2.00	14,470	1,499,960
Kelly Hibbs	2025	2.00	10,130	1,050,076
Joanna Barney	2025	2.00	10,130	1,050,076
Troy Little	2025	2.00	10,130	1,050,076
Boise Cascade Company   2026 Proxy Statement | 47

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2025 Grants of Plan-Based Awards

The following table presents information concerning each grant of a non-equity and equity award made to our NEOs in 2025 under our STIP and LTIP.
Name	Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards(3) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Nate Jorgensen	Non-Equity Award(1)		331,454	1,325,815	2,983,085
	Equity Award – PSUs(2)	3/1/2025				12,662	25,323	50,646		2,624,982
	Equity Award – RSUs	3/1/2025							25,323	2,624,982
Jeff Strom	Non-Equity Award(1)		161,875	647,500	1,456,875
	Equity Award – PSUs(2)	3/1/2025				3,618	7,235	14,470		749,980
	Equity Award – RSUs	3/1/2025							7,235	749,980
Kelly Hibbs	Non-Equity Award(1)		120,531	482,123	1,084,777
	Equity Award – PSUs(2)	3/1/2025				2,533	5,065	10,130		525,038
	Equity Award – RSUs	3/1/2025							5,065	525,038
Joanna Barney	Non-Equity Award(1)		103,069	412,277	927,623
	Equity Award – PSUs(2)	3/1/2025				2,533	5,065	10,130		525,038
	Equity Award – RSUs	3/1/2025							5,065	525,038
Troy Little	Non-Equity Award(1)		112,885	451,538	1,015,962
	Equity Award – PSUs(2)	3/1/2025				2,533	5,065	10,130		525,038
	Equity Award – RSUs	3/1/2025							5,065	525,038

(1)
Reflects the potential threshold, target, and maximum incentive awards for the NEOs for 2025 under our STIP as described above in “Short Term Incentive Plan” in the CD&A in this proxy statement. The NEOs’ actual incentive awards earned in 2025 are disclosed in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.” All awards earned under this plan were paid in February 2026 calculated based on the actual salary earned in 2025.

(2)
Reflects the potential threshold, target, and maximum incentive awards for the NEOS for 2025 PSUs under the 2016 Omnibus Incentive Plan. The 2025 PSUs will be earned and vested on March 1, 2028. For further information on the terms of these incentive awards, refer to “2025 LTIP Compensation” in the CD&A in this proxy statement.

(3)
The values listed in this column represent the accounting grant date fair value of the target RSUs and the target PSUs (at $103.66 per share) at the time of award.

48 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2025 Outstanding Equity Awards at Fiscal Year-End

The following table presents information concerning the 2025, 2024, and 2023 awards made to our NEOs under the LTIP that had not vested as of December 31, 2025.
		Stock Awards
Name	Type of Award	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($)	Unearned Shares or Units of Stock That Have Not Vested (#)	Market Value of Unearned Shares or Units of Stock That Have Not Vested(4) ($)
Nate Jorgensen	2025 Officer PSU(1)			33,680	2,478,848
	2025 Officer RSU(2)	25,323	1,863,773		—
	2024 Officer PSU(3)			20,503	1,509,021
	2024 Officer RSU(2)	12,096	890,266		—
	2023 Officer PSU(3)	53,368	3,927,885		—
	2023 Officer RSU(2)	8,894	654,598		—
Jeff Strom	2025 Officer PSU(1)			9,623	708,253
	2025 Officer RSU(2)	7,235	532,496		—
	2024 Officer PSU(3)			4,101	301,834
	2024 Officer RSU(2)	2,419	178,038		—
	2023 Officer PSU(3)	12,692	934,131		—
	2023 Officer RSU(2)	2,115	155,664		—
Kelly Hibbs	2025 Officer PSU(1)			6,736	495,770
	2025 Officer RSU(2)	5,065	372,784		—
	2024 Officer PSU(3)			4,101	301,834
	2024 Officer RSU(2)	2,419	178,038		—
	2023 Officer PSU(3)	12,692	934,131		—
	2023 Officer RSU(2)	2,115	155,664		—
Joanna Barney	2025 Officer PSU(1)			6,736	495,770
	2025 Officer RSU(2)	5,065	372,784		—
	2024 Officer PSU(3)			2,255	165,968
	2024 Officer RSU(2)	1,330	97,888		—
	2023 Officer PSU(3)	4,472	329,139		—
	2023 Officer RSU(2)	745	54,832		—
Troy Little	2025 Officer PSU(1)			6,736	495,770
	2025 Officer RSU(2)	5,065	372,784		—
	2024 Officer PSU(3)			4,101	301,834
	2024 Officer RSU(2)	2,419	178,038		—
	2023 Officer PSU(3)	4,472	329,139		—
	2023 Officer RSU(2)	745	54,832		—

(1)
On March 1, 2025, our compensation committee awarded our NEOs the 2025 PSUs listed herein which are subject to a three-year performance period and will vest and distribute on March 1, 2028. The 2025 PSUs are calculated using a maximum possible performance multiplier of 1.33 times target. The calculation is based on an actual performance of 0.0 times target in 2025, and 2.0 times target in 2026 and 2027.

(2)
On March 1, 2025, our compensation committee awarded our NEOs the 2025 RSUs listed herein. One-third vested on March 1, 2026, the second third vests on March 1, 2027, and the final one-third will vest on March 1, 2028. On March 1, 2024, our compensation committee awarded our NEOs the 2024 RSUs. One third of the total RSUs vested on March 1, 2025, the second third vested on March 1, 2026, and the final third will vest on

Boise Cascade Company   2026 Proxy Statement | 49

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
March 1, 2027. On March 1, 2023, our compensation committee awarded our NEOs the 2023 RSUs. One-third of the total RSUs vested on March 1, 2024, one-third vested on March 1, 2025, and the final one-third vested on March 1, 2026.
(3)
On February 16, 2023, our compensation committee awarded our NEOs the 2023 PSUs listed herein which represent the actual amounts earned at 2.00 times target and include the unvested portion of these awards as of December 31, 2025. The 2023 PSUs vested and were distributed on March 1, 2026. On February 15, 2024, our compensation committee awarded our NEOs the 2024 PSUs listed herein which are subject to a three-year performance period and will vest and distribute on March 1, 2027. The 2024 PSUs are calculated using a maximum possible performance multiplier of 1.13 times target. The calculation is based on an actual performance of 1.4 times target in 2024, actual performance of 0.0 times target in 2025, and 2.0 times target in 2026.

(4)
Market value based on the closing price for Boise Cascade Company stock on December 31, 2025, of $73.60 per share.

2025 Option Exercises and Stock Vested

The following table reflects the number of stock awards vested in 2025:
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Nate Jorgensen	—	—	47,444	4,918,045
Jeff Strom	—	—	13,191	1,367,379
Kelly Hibbs	—	—	13,191	1,367,379
Joanna Barney	—	—	2,495	258,632
Troy Little	—	—	2,908	301,443

(1)
Calculated using closing price of our common stock on the NYSE for the vest date of March 1, 2025 ($103.66).

2025 Supplemental Pension Benefits

Pension benefits for officers are frozen, and no additional benefits are being earned. The following table reflects the present value of accumulated benefits payable, including the number of years of service credited to each of the officers who are participants in the SUPP under our defined benefit pension plans. For more information concerning our pension plans, see “Boise Cascade Supplemental Pension Plan” in the CD&A in this proxy statement.

Officer	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year(3) ($)
Kelly Hibbs	SUPP	15	12,831	—
Troy Little	SUPP	20	14,995	—

(1)
These values were calculated using a 4.90% discount rate and the Pri-2012 mortality tables projected forward using MP-2021 on a generational basis.

2025 Nonqualified Deferred Compensation

Earnings on contributions and preexisting plan balances continued to accrue during 2025 in accordance with the terms of the deferred compensation plan. No withdrawals or distributions were made from the plan by any of our NEOs during 2025. Contributions to the deferred compensation plan received from the Company included a 4% base contribution and applicable discretionary contribution to simulate the base contribution and discretionary contribution to

50 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
eligible participants in the 401(k) plan. Aggregate earnings and year-end plan balances for each of the
NEOs who participate in the plan are disclosed in the table below:

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(4) ($)
Nate Jorgensen	176,897	19,319	106,222	—	1,582,847
Jeff Strom	170,161	14,783	79,638	—	1,223,499
Kelly Hibbs	—	—	97,859	—	1,418,715
Joanna Barney	56,548	4,980	38,835	—	596,499
Troy Little	142,712	15,639	68,654	—	1,047,921

(1)
Amount included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table” based on the participant’s election for each deferral source.

(2)
Amounts included in the “All Other Compensation” column of the “Summary Compensation Table.”

(3)
The above-market portion of the interest earned is included in the “Change in Pension Value/Nonqualified Deferred Compensation Earnings” column of the “Summary Compensation Table.”

(4)
The amounts reported in this column (with the exception of any amounts that are not above-market earnings) have been reported for applicable years in the “Summary Compensation Table.”

Potential Payments upon Termination or Change in Control

The following table reflects an estimate of the compensation the Company would have been required to pay to each of its NEOs under the compensation plans, contracts, agreements, and arrangements between each such individual and the Company for:
●
Voluntary termination with good reason or involuntary termination by the Company without cause;

●
A change in control without adoption of a replacement plan or assumption of the existing obligations under plans; or

●
Death or disability, as applicable.

The amounts shown assume that such termination or change in control was effective as of December 31, 2025. The actual amounts the Company would have been required to pay on other dates may be determined only at the time of separation from the Company or the change in control and will accordingly vary from those disclosed here, which are based on a hypothetical December 31, 2025 termination. The amounts disclosed here do not include amounts earned by the NEO through that time as base salary, any bonuses approved by the compensation committee prior to that date, and payments earned prior to that date, such as 2025 awards earned pursuant to our STIP, because neither their amount nor the timing of the payment is affected by the fact or the nature of the termination of employment. In addition, the disclosure does not include amounts payable pursuant to the 401(k), deferred compensation, or pension plans, which are disclosed elsewhere in the CD&A in this proxy statement, and accompanying tables.
The availability of severance payments and continued healthcare and insurance benefits beyond termination of employment is contractually conditioned for each of our NEOs on their provision to the Company of a release of claims arising from their employment and the termination thereof and their performance of contractual confidentiality, non-solicitation, and non-disparagement obligations contained in their severance agreements with the Company, as well as payment of applicable contributions for healthcare and insurance benefits. The payments described in the tables and textual materials that follow are provided by severance agreements and the terms of the LTIP. For a description of these contractual arrangements, see “LTIP Compensation” and “Agreements with Named Executive Officers” in the CD&A in this proxy statement.

Boise Cascade Company   2026 Proxy Statement | 51

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Name	Benefit	Qualified Termination(1) ($)	Change in Control(2) ($)	Death or Disability(3) ($)
Nate Jorgensen	● Base Salary (2x annual base salary)	2,284,000	—	—
	● STIP (2x target)	2,740,800	—	—
	● LTIP	—	10,535,693	11,324,391
	● Insurance – healthcare, life, disability, and accident (18 months)	24,968	—	—
	TOTAL	5,049,768	10,535,693	11,324,391
Jeff Strom	● Base Salary (2x annual base salary)	1,350,000	—	—
	● STIP (2x target)	1,350,000	—	—
	● LTIP	—	2,599,920	2,810,416
	● Insurance – healthcare, life, disability, and accident (18 months)	35,030	—	—
	TOTAL	2,735,030	2,599,920	2,810,416
Kelly Hibbs	● Base Salary (2x annual base salary)	1,246,000	—	—
	● STIP (2x target)	996,800	—	—
	● LTIP	—	2,280,496	2,438,221
	● Insurance – healthcare, life, disability, and accident (18 months)	35,030	—	—
	TOTAL	2,277,830	2,280,496	2,438,221
Joanna Barney	● Base Salary (2x annual base salary)	1,122,000	—	—
	● STIP (2x target)	897,600	—	—
	● LTIP	—	1,374,333	1,516,381
	● Insurance – healthcare, life, disability, and accident (18 months)	34,293	—	—
	TOTAL	2,053,893	1,374,333	1,516,381
Troy Little	● Base Salary (2x annual base salary)	1,166,000	—	—
	● STIP (2x target)	932,800	—	—
	● LTIP	—	1,574,672	1,732,397
	● Insurance – healthcare, life, disability, and accident (18 months)	13,898	—	—
	TOTAL	2,112,698	1,574,672	1,732,397

(1)
A Qualified Termination includes voluntary termination with good reason and involuntary termination without cause. The benefits are payable pursuant to the severance agreement with each NEO as described under “Agreements with Named Executive Officers” in the CD&A in this proxy statement.

(2)
In the event of a change in control in which LTIP awards are not replaced by equivalent awards, the time-based LTIP awards vest immediately in full. The unearned portions of the 2024 and 2025 PSUs have been calculated with a performance factor of 1.0 times target.

(3)
In the event of death or disability, the time-based LTIP awards vest immediately in full. The value represents the aggregate market value of the unvested and unearned awards presented under the “2025 Outstanding Equity Awards at Fiscal Year-End” table. The unearned portion of the 2024 PSUs have been calculated with a performance factor of 1.13 times target. The performance metric is based on actual 2024 performance of 1.4 times target, actual 2025 performance of 0.0 times target, and assuming 2.0 times target for 2026. The unearned portion of the 2025 PSUs have been calculated with a performance factor of 1.33 times target. The performance metric is based on actual 2025 performance of 0.0 times target and assuming 2.0 times target for 2026 and 2027.

52 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd Frank) and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the CEO total compensation of Nate Jorgensen.
For 2025, our last completed fiscal year:
●
The annual total compensation of our median employee (excluding our CEO and our employees in Canada) was $64,782; and

●
The total compensation of our CEO was $7,236,278 based on the 2025 amounts reflected in the “Summary Compensation Table”.

Based on this information, we estimate that the annual total compensation of our CEO was approximately 111.7 times that of our median employee in 2025.
We identified our median employee by preparing a list of all our employees (excluding our CEO and our employees in Canada) as of December 31, 2025. We then collected the information necessary to calculate Medicare taxable income for the year ended December 31, 2025, as will be reported to the IRS on Form W-2 for the employees included in such list.
We did not include our employees in Canada in determining our median employee, as they accounted for less than 5% of our total employee population as of December 31, 2025. As of December 31, 2025, we had a total of 7,652 employees, comprised of 7,555 U.S.-based employees, and 97 employees in Canada.
Location	# of Employees	% of Total	Total # of Employees
U.S.	7,555	98.7%	7,652
Canada	97	1.3%
The pay ratio included above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and the methodology described above. The SEC rules for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

Boise Cascade Company   2026 Proxy Statement | 53

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Pay Versus Performance Disclosure
In accordance with rules adopted by the SEC pursuant to Dodd Frank, the following disclosure relates to executive compensation and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the fiscal years shown.

Pay Versus Performance

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(3)(4) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(2) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)(4) ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return (2025 Peer Group)(5) ($)	Net Income ($ in thousands)	Company Selected Measure: Company EBITDA(6) ($ in thousands)
2025	7,236,278	(2,908,179)	2,056,499	186,236	204.18	194.02	132,836	342,179
2024	7,509,149	8,900,285	1,962,791	2,200,384	447.36	225.97	376,354	632,838
2023(5)	7,676,740	22,125,998	2,351,205	5,726,467	466.08	200.45	483,656	756,697
2022	6,277,015	7,115,922	2,133,251	2,349,538	225.54	132.74	857,117	1,257,564
2021	5,398,488	10,758,126	1,393,955	2,774,885	222.15	158.74	710,330	1,052,470

(1)
Mr. Jorgensen was the CEO (PEO) for all five fiscal years.

(2)
The Non-PEO NEOs for whom the average compensation is presented in this table are for fiscal 2025, Messrs. Strom, Hibbs, and Little, and Ms. Barney; for fiscal 2024, Messrs. Hibbs, Little, and Strom, and Ms. Twedt; for fiscal 2023 and 2022, Messrs. Hibbs, Brown, and Strom, and Ms. Twedt and for fiscal 2021, Messrs. Hibbs, Rancourt, Brown, and Strom and Ms.  Twedt.

(3)
The amounts shown in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the PEO and the Non-PEO NEOs. These amounts reflect the “Total” column of the “Summary Compensation Table” for the applicable fiscal year with certain adjustments as described in footnote 4.

(4)
“Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns reflect the deductions and adjustments of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the “Deduction to Stock Awards” column below are the amounts from the “Stock Awards” column set forth in the “Summary Compensation Table”. Amounts in the “Deduction to Change in Pension Value” column below reflect the change in pension value included in the “Change in Pension Value/Nonqualified Deferred Compensation Earnings” column reported in the “Summary Compensation Table”. Amounts in the “Adjustment to Pension Service Cost” column below are based on the service cost for services rendered during the listed year.

(5)
The peer group used for this total shareholder return (TSR) calculation is comprised of the S&P 600 Building Products Index. This is the same peer group as reported in the Company’s Form 10-K for 2025. The peer group TSR is weighted according to the index’s stock market capitalization on December 31, 2019. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the index, respectively, and assumes dividends were reinvested in the Company’s stock. Historical stock performance is not necessarily indicative of future stock performance. Beginning in 2023, the Company transitioned to the S&P 600 Building Products Index as the peer group for the TSR calculation. This change in peer group was to better reflect the industry in which we compete, as the S&P 600 Building Products Index represents small capitalization building products industry performance.

(6)
EBITDA is calculated as set forth on page 38 of the proxy statement.

54 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Compensation Actually Paid

Compensation Actually Paid reflects the exclusions and inclusions for the PEO and the Non-PEO NEOs set forth below.
Year	Summary Compensation Table Total for PEO ($)	Deduction to Change in Pension Value ($)	Deduction to Stock Awards ($)	Adjustment to Pension Service Cost ($)	Adjustment to Equity Values ($)	Compensation Actually Paid to PEO ($)
2025	7,236,278	—	(5,249,964)	—	(4,894,493)	(2,908,179)
2024	7,509,149	—	(5,000,124)	—	6,391,260	8,900,285
2023	7,676,740	—	(3,700,003)	—	18,149,261	22,125,998
2022	6,277,015	—	(2,799,958)	—	3,638,865	7,115,922
2021	5,398,488	—	(2,214,964)	—	7,574,602	10,758,126
Year	Summary Compensation Table Total for Non-PEO NEOs ($)	Deduction to Change in Pension Value ($)	Deduction to Stock Awards ($)	Adjustment to Pension Service Cost ($)	Adjustment to Equity Values ($)	Compensation Actually Paid to Non-PEO NEOs ($)
2025	2,056,499	—	(1,162,547)	—	(707,716)	186,236
2024	1,962,791	—	(922,573)	—	1,160,166	2,200,384
2023	2,351,205	—	(817,435)	—	4,192,696	5,726,467
2022	2,133,251	—	(787,523)	—	1,003,810	2,349,538
2021	1,393,955	—	(411,332)	—	1,792,262	2,774,885
Adjustment to Equity Values

The amounts in the Adjustment to Equity Values in the Compensation Actually Paid calculations are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO	Total — Adjustment to Equity Values for PEO
2025	2,500,710	(6,684,015)	(711,188)	(4,894,493)
2024	6,323,982	(485,120)	552,398	6,391,260
2023	11,039,971	7,041,428	67,862	18,149,261
2022	3,206,661	188,259	243,945	3,638,865
2021	4,847,159	2,643,843	83,600	7,574,602
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs	Total — Adjustment to Equity Values for Non-PEO NEOs
2025	553,755	(1,140,282)	(121,189)	(707,716)
2024	1,166,838	(92,991)	86,319	1,160,166
2023	2,439,041	1,749,857	3,797	4,192,696
2022	901,914	31,869	70,027	1,003,810
2021	1,117,712	641,381	33,169	1,792,262
Boise Cascade Company   2026 Proxy Statement | 55

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Peer Group Used for TSR Calculation

Beginning in 2023, the Company transitioned to the S&P 600 Building Products Index as the peer group for the TSR calculation.
Company Selected Financial Performance Measures

The Company selected financial performance measure, Company EBITDA, is considered most important in linking Company performance for the most recently completed fiscal year to the compensation actually paid to the Company’s NEOs.
Company Selected Financial Performance Measures
● Company EBITDA	● Wood Products EBITDA
● BMD EBITDA	● Company ROIC
● BMD PRONWC	● Company Stock Price

Graphic Depictions of Pay Versus Performance

In addition to the “Pay Versus Performance” table, the following comparisons provide a graphic depiction that describes the relationship between Compensation Actually Paid and Company performance.
56 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting

Boise Cascade Company   2026 Proxy Statement | 57

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Equity Compensation Plan Information

Our 2025 Omnibus Incentive Plan became effective May 1, 2025, which plan amends and restates our 2016 Omnibus Incentive Plan. Following effectiveness of the 2025 Omnibus Incentive Plan, all equity grants thereafter during 2025 were made under that plan, and no additional awards may be granted under the 2016 Omnibus Incentive Plan. The following table provides information about our equity compensation plans as of December 31, 2025.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by shareholders(1)	404,966(2)	—	1,526,225(3)
Equity compensation plans not approved by shareholders	—	—	—
Total	404,966	—	1,526,225

(1)
Includes securities to be issued upon exercise of options and other equity grants, as well as securities remaining for future issuance under both the 2016 Incentive Plan and the 2025 Incentive Plan.

(2)
As of December 31, 2025, the number of shares of common stock to be issued upon exercise of outstanding options, warrants, and rights consists of 252,673 PSUs (2023 PSUs at actual payout, 2024 and 2025 PSUs at target), and 150,660 RSUs awarded under the 2016 Incentive Plan, as well as 0 performance stock units, and 1,633 restricted stock units awarded under the 2025 Incentive Plan.

(3)
The maximum number of shares to be issued under the 2025 Incentive Plan was 1,710,000 shares; however, that number was reduced by one share for every share granted under the 2016 Incentive Plan after December 31, 2024. A total of 183,775 shares were issued in 2025: 83,616 PSUs and 100,159 RSUs.

58 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
AUDIT-RELATED MATTERS
Our Board recommends shareholders vote FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2026.
The audit committee of our Board is responsible for the engagement of our independent auditor and has appointed KPMG in that capacity for the fiscal year ending December 31, 2026.
Although ratification is not required by our bylaws or otherwise, our Board is submitting the selection of KPMG to our shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm. If the appointment of KPMG is not ratified, the audit committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement, but the audit committee may ultimately decide to continue the engagement of the firm or another audit firm without resubmitting the matter to shareholders. Even if the selection of KPMG is ratified, the audit committee may, in its sole discretion, change the appointment at any time during the year if it determines a change would be in the best interests of the Company and our shareholders.
It is expected that one or more representatives of KPMG will be available online at the 2026 Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.
For information on the services KPMG provided for us in 2025, please refer to the audit committee report at page 60.
Shares will be voted according to shareholder instructions. This proposal is considered a routine matter with respect to which a broker or other nominee can generally vote in their discretion. Therefore, no broker non-votes are expected in connection with this proposal. This proposal requires the affirmative vote of the majority of the votes of the shares present in person or by proxy at the meeting of the shareholders and entitled to vote.

Boise Cascade Company   2026 Proxy Statement | 59

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Audit Committee Report
The following is the report of the audit committee with respect to the Company’s audited financial statements and internal controls over financial reporting (ICOFR) for the year ended December 31, 2025.
Audit Committee Charter and Responsibilities

The audit committee assists the Board in its oversight of the quality and integrity of the Company’s financial statements and its accounting and financial reporting practices. For a complete description of our audit committee’s responsibilities, you may view a copy of our audit committee charter by visiting our website at www.bc.com/investors and the Corporate Governance tab. You are then able to select the Audit Committee charter.
In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the Company’s annual audited and quarterly consolidated financial statements, as well as the report over our ICOFR for the 2025 calendar year with management and
KPMG, the Company’s independent auditor. The audit committee has discussed with KPMG the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, and Rule 2-07 of Regulation S-X, Communications with Audit Committees, as adopted by the PCAOB and as approved by the SEC. The audit committee has also received the written disclosures and the letter from KPMG required by PCAOB’s applicable requirements regarding KPMG’s communications with the audit committee concerning independence and has discussed with KPMG its independence from the Company and its management.

Audit Committee Financial Experts

All of our audit committee members are financially literate, and the Board has determined that Ms. Humphreys and Messrs. Cooper and McDougall are audit committee financial experts, as defined in Item 407(d)(5) of Regulation S-K under the
Securities Act. Our Board has also determined that Mr. McDougall and the other members of the audit committee are independent in accordance with the applicable NYSE listing rules.

Recommendation of Financial Statements

Based on the review and discussions with management and KPMG, the audit committee recommended to the Board that the Company’s audited financial statements and report on internal controls be included in the Company’s Annual Report for the year ended December 31, 2025, for filing with the SEC.

Respectfully submitted,
THE AUDIT COMMITTEE

Duane McDougall (Chair until April 30, 2026)	Steven Cooper	Craig Dawson	Amy Humphreys (Chair as of April 30, 2026)	Sue Taylor
60 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Fees Paid to KPMG
The following table presents the aggregate fees billed by KPMG to us for services rendered for the years ended December 31, 2025 and 2024, as approved by the audit committee:
	2025 ($)	2024 ($)
Audit Fees(1)	2,700,000	2,615,691
Audit-Related Fees(2)	10,000	10,000
Tax Fees(3)	0	47,000
All Other Fees	0	0
Total	2,710,000	2,672,691

(1)
KPMG’s Audit Fees consisted of fees for the audit of our 2025 and 2024 year-end financial statements included in the Company’s Form 10-K, the 2025 and 2024 audits of our internal control over financial reporting, reviews of our interim financial statements included in our quarterly reports on Form 10Q, and other filings with the SEC.

(2)
KPMG’s Audit-Related Fees consisted of fees in connection with the issuance of financial assurance letters.

(3)
KPMG’s tax fees in 2024 consisted of support services in connection with the Company’s eligibility for federal and state research and development credits.

Policies and Procedures for Preapproval of Audit and Non-audit Services
The audit committee’s charter provides that all audit and non-audit services to be performed for the Company by KPMG be preapproved. Our chief financial officer monitors services provided by KPMG and overall compliance with the preapproval policy and reports periodically to the audit committee on the status of outstanding engagements, including actual services provided and associated fees. Our chief financial officer must promptly report any noncompliance with the preapproval policy to the chair of the audit committee.
During 2025, all services by our independent registered public accounting firm were preapproved by the audit committee in accordance with this policy.

Boise Cascade Company   2026 Proxy Statement | 61

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
STOCK OWNERSHIP
Stock Ownership Guidelines for Our Directors and Our Officers
Our Board has established Company stock ownership guidelines for our Directors, which are intended to ensure that our Directors acquire and maintain an equity stake in the Company and more closely align their interests with those of our shareholders. The Board has delegated its responsibility for oversight of the stock ownership guidelines to our corporate governance and nominating committee.
Our Director stock ownership guidelines provide that, within five years from becoming a Director, each Director should acquire and maintain stock ownership in the Company equal to five times their annual cash retainer. Each of our Directors has met this requirement or is on track to do so within the five-year timeframe.
Additionally, our Board has established Company stock ownership guidelines for our officers, which are intended to ensure that our officers acquire and maintain an equity stake in the Company and more closely align their interests with those of our shareholders.
Our officer stock ownership guidelines provide that within five years of the later of becoming an officer, or adoption of new guidelines, each officer should meet the guidelines. Ownership amount varies by officer level with the chief executive officer’s target at five times their salary, executive vice presidents’ and senior vice presidents’ target at two times their salary, and vice presidents’ target at one time their salary. Each of our NEOs has met this requirement or is on track to do so within the five-year timeframe.

Position	Stock Ownership Guidelines		Compliance Period	Current Status
Directors	5x annual cash retainer	▲▲▲▲▲	5 years from appointment	Met, or on track to do so within the five-year timeframe
Chief executive officer	5x base salary	▲▲▲▲▲	5 years from appointment, or adoption of new guidelines
Executive vice presidents and senior vice presidents	2x base salary	▲▲
Vice presidents	1x base salary	▲
Security Ownership of Certain Beneficial Owners and Management
Except as otherwise noted, the following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 5, 2026 by
(1)
each of the NEOs in the “Summary Compensation Table”;

(2)
each of our Directors;

(3)
all Directors and executive officers as a group; and

(4)
each person or entity known to us to be the beneficial owner of more than five percent of our outstanding shares of common stock.

All information with respect to beneficial ownership has been furnished to us by the respective Director, executive officer, or five percent beneficial owner, as the case may be.
Unless otherwise noted below, the address of each beneficial owner is
c/o Boise Cascade Company,
1111 West Jefferson Street, Suite 300,
Boise, ID 83702.
Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to the number of shares set forth opposite their or its name.

62 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
	Amount and Nature of Beneficial Ownership
	Column A	Column B	Column C
Name of Beneficial Owner	Shares Owned as of 3/5/2026(1) (#)	Right to Acquire Within 60 Days of 3/5/2026(1) (#)	Percent of Class(2) (%)
PERSONS OWNING GREATER THAN 5% OF OUR OUTSTANDING COMMON STOCK
BlackRock, Inc.(3)	5,907,407	—	16.44%
The Vanguard Group(4)	4,709,276	—	13.11%
Wellington Management Group LLP(5)	2,823,119	—	7.86%
Dimensional Fund Advisors LP(6)	2,259,325	—	6.29%
NON-EMPLOYEE DIRECTORS
Thomas Carlile	29,594	9,847(7)	*
Steven Cooper	5,877	7,647(8)	*
Craig Dawson	5,609	—	*
Karen Gowland	16,795	10,286(8)	*
David Hannah	20,332	8,479(8)	*
Amy Humphreys	5,609	—	*
Kristopher Matula	14,099	9,187(8)	*
Duane McDougall	19,692	12,309(9)	*
Christopher McGowan	11,484	12,309(9)	*
Sue Taylor	9,063	—	*
NAMED EXECUTIVE OFFICERS
Nate Jorgensen	191,717	—	*
Jeff Strom	23,825	—	*
Kelly Hibbs	50,836	—	*
Joanna Barney	6,107	—	*
Troy Little	5,688	—	*
All Directors and Executive Officers as a Group (16 Persons)	416,327	70,064	1.42%

*
Less than 1%

(1)
Under SEC rules, a person is considered to beneficially own any shares over which they exercise sole or shared voting and/or investment power (Column A) plus any shares they have the right to acquire within 60 days of March 5, 2026 (Column B).

(2)
Percent of class (Column C) is calculated by dividing the number of shares beneficially owned (Column A plus Column B) by the Company’s total number of outstanding shares on March 5, 2026 (35,856,304 shares) plus the number of shares such person has the right to acquire within 60 days of March 5, 2026 (Column B).

(3)
Pursuant to Schedule 13G/A, dated March 31, 2025, and filed with the SEC on April 28, 2025, by BlackRock, Inc. (BlackRock). BlackRock’s principal business is at 50 Hudson Yards, New York, NY 10001.

(4)
Pursuant to Schedule 13G/A, dated December 29, 2023, and filed with the SEC on February 13, 2024, by The Vanguard Group (Vanguard). Vanguard’s principal business is at 100 Vanguard Blvd., Malvern, PA 19355.

(5)
Pursuant to Schedule 13G/A, dated December 31, 2025, and filed with the SEC on February 10, 2026, by Wellington Management Group LLP. Wellington Management Group LLP’s principal business is at 280 Congress Street, Boston, MA 02210.

(6)
Pursuant to Schedule 13G/A, dated March 31, 2025, and filed with the SEC on April 15, 2025, by Dimensional Fund Advisors LP (Dimensional). Dimensional’s principal business is at Dimensional Place Building One, 6300 Bee Cave Road, Austin, TX 78746.

Boise Cascade Company   2026 Proxy Statement | 63

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
(7)
Mr. Carlile’s reported amount includes 2,903 RSUs which vested on February 25, 2016 and 6,944 shares that vested on February 24, 2017, which will be delivered to the subject Director six months and one day after his termination as a Director of the Company.

(8)
Reported amount includes 2,639, 832, and 1,540 RSUs that vested on February 27, 2015, for Ms. Gowland and Messrs. Hannah and Matula, respectively, 2,212 RSUs which vested on February 25, 2016, and 5,435 RSUs that vested on February 24, 2017, each of which will be delivered to the subject Director six months and one day after his/her termination as a Director of the Company. Mr. Cooper received 2,212 RSUs which vested on February 25, 2016 and 5,435 RSUs that vested on February 24, 2017, and will be delivered six months and one day after his termination as a Director of the Company.

(9)
Reported amount includes 2,023, 2,639, 2,212, and 5,435 RSUs which vested on February 26, 2014, February 27, 2015, February 25, 2016, and February 24, 2017, respectively, which will be delivered to the subject Director six months and one day after his termination as a Director of the Company.

64 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
INFORMATION ABOUT OUR ANNUAL MEETING
DATE AND TIME April 30, 2026 9:30 a.m., MDT	PLACE — VIRTUAL MEETING To participate in the live online Annual Meeting, please visit: www.virtualshareholdermeeting.com/BCC2026	RECORD DATE Close of business on March 5, 2026
Information about Our Annual Shareholders’ Meeting and Voting
Internet Availability of Proxy Materials, Annual Reports, and Other Reports and Policies

You may view a complete copy of our proxy statement and 2025 Annual Report by visiting www.proxyvote.com. Please have your 12-digit control number available. Your 12-digit control number can be found on your Notice of Internet Availability of Proxy Materials. If you received a paper copy of your proxy materials, your 12-digit control number can be found on your proxy card or voting instruction card.
You may view complete copies of all of our SEC filings, including Annual Reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and certain financial information free of charge, by visiting our website at www.bc.com/investors, selecting the Financial Information tab, and clicking on SEC Filings.

Record Date and Voting at Our 2026 Annual Shareholders’ Meeting

Shareholders owning our common stock at the close of business on March 5, 2026 (the Record Date), may vote online during the virtual Annual Meeting. On the Record Date, 35,856,304 shares of our common stock were outstanding. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.
All valid proxies properly executed and received by us prior to our Annual Meeting will be voted as you direct. If you do not specify how you want your shares voted, they will be voted:
FOR the election of the ten Directors to the Company’s Board, each to serve a one-year term;

FOR ANNUAL VOTE to approve, on an advisory basis, the frequency of the advisory vote regarding executive compensation; and

FOR the advisory vote to approve executive compensation; and

FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2026.

Your shares will also be voted on any other matters presented for a vote at the Annual Meeting in accordance with the judgment of the persons acting under the proxies. You may revoke your proxy and change your vote at any time before the Annual Meeting by:
●
submitting a written notice to our corporate secretary,

●
mailing a later-dated and properly executed proxy, or

●
voting online live during the virtual Annual Meeting.

Boise Cascade Company   2026 Proxy Statement | 65

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Quorum

A quorum is necessary to hold a valid meeting. A quorum will exist if shareholders holding a majority of the shares of our common stock outstanding and entitled to vote at the Annual Meeting are present online or by proxy. Shareholders have no right to cumulative voting as to any matter, including the election of Directors. Abstentions and broker non-votes will be treated as shares of common stock that are present and entitled to vote for purposes of determining the presence of a quorum. A broker non-vote occurs when a broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Brokers do not have discretionary voting power on non-routine matters. Proposal No. 4, the ratification of the appointment of our independent registered public accounting firm for the year ending December 31, 2026, is the only routine matter for consideration at the Annual Meeting.

Independent Tabulator

We have appointed Broadridge Financial Solutions Inc. (Broadridge) as our independent tabulator to receive and tabulate all votes cast at the annual meeting. Broadridge will determine whether a quorum is present.

Independent Inspector of Election

We have appointed Broadridge as our independent inspector of election to certify the vote results.
Proxy Solicitation

Our Board is soliciting your proxy. Our employees and Directors may solicit proxies by mail, telephone, email, or online. Our employees and Directors will not receive additional compensation for these activities and the entire cost of this solicitation will be borne by us. In addition, Sodali & Co., 333 Ludlow
Street, 5th Floor, South Tower, Stamford, Connecticut 06902 (Sodali & Co.), will assist us in the solicitation of proxies. We will pay $10,000 in fees, plus expenses and disbursements, to Sodali & Co. for its proxy solicitation services.

Attending the Annual Meeting

If you plan to attend the virtual Annual Meeting, please visit www.virtualshareholdermeeting.com/ BCC2026. Please note that you will need the 12-digit control number included on your Notice of
Internet Availability or, if you received a paper copy of the proxy materials, on your proxy card in order to access the virtual Annual Meeting.

66 | Boise Cascade Company   2026 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Additional Information
Householding of Annual Meeting Materials

Some banks, brokers, and other record holders may be participating in the practice of  “householding” proxy materials. The Company participates in “householding” of proxy materials unless the Company has received contrary instructions from one or more security holders. This means that only one copy of our proxy materials or Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of such documents to you if you contact the Broadridge Householding Department at the following address:
Broadridge Householding Department 51 Mercedes Way Edgewood, NY 11717
Toll-Free Number: 1-800-542-1061
If you want to receive multiple copies of our proxy materials or Notice of Internet Availability of Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other record holder, or you may contact the Broadridge Householding Department at the address and phone number shown.

Shareholder Proposals for Inclusion in Next Year’s Proxy Statement

According to SEC rules, to be considered for inclusion in next year’s proxy statement, shareholder proposals for the 2027 Annual Meeting of Shareholders must satisfy all applicable requirements of Rule 14a-8 under the Exchange Act and be received by our corporate secretary at the address shown below no later than November 17, 2026:
Boise Cascade Company Attention: Corporate Secretary 1111 West Jefferson Street, Suite 300 Boise, ID 83702
Additionally, for a shareholder to bring other business, before our 2027 Annual Meeting of Shareholders, including any nominations for Director, our bylaws require that our corporate secretary must receive notice at the above address of any such business or nominations for Director no earlier than December 31, 2026, and no later than January 30, 2027.
Please refer to Article II, Section 11 of our bylaws for an outline of the information a shareholders’
notice must include regarding nominations for Directors and other business to be brought before a shareholders’ meeting. For proposals or nominations that are not timely filed, we retain discretion to vote proxies we receive, provided that
(a)
we include in our proxy statement advice to the shareholders on the nature of the proposal and how we intend to direct our voting discretion and

(b)
the proponent does not issue a separate and appropriate proxy statement.

In addition to satisfying the foregoing requirements under our bylaws with respect to advance notice of any nominations for Director, shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
You may view a complete copy of our bylaws by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to click on the Bylaws.

Boise Cascade Company   2026 Proxy Statement | 67

Boise Cascade®

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1111 W. Jefferson St. Ste. 300, Boise, ID 83702
www.bc.com

AI Usage Disclosure: The front and back covers of this *Notice of Annual Meeting of Shareholders and Proxy Statement* was created with assistance from AI tools. For more information on the extent and nature of AI usage, please contact the Boise Cascade Communications Team at Communications@BC.com.

BOISE CASCADE COMPANY 1111 WEST JEFFERSON STREET SUITE 300BOISE, ID 83702-5389SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 29, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/BCC2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 29, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V84855-P46622KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYBOISE CASCADE COMPANYThe Board of Directors recommends you vote FOR thefollowing:1. Election of DirectorsNominees:For Against Abstain1a. Steven CooperThe Board of Directors recommends you vote1 Year 2 Years 3 Years Abstain 1 year on the following proposal:1b. Craig DawsonAdvisory vote on frequency of advisory vote regarding executive compensation.1c. Karen GowlandThe Board of Directors recommends you vote FOR proposals 3 and 4:1d. Amy Humphreys1e. Nate Jorgensen1f. Kristopher Matula1g. Duane McDougall1h. Christopher McGowan1i. Jeff Strom1j. Sue TaylorAdvisory vote approving the Company's executive compensation.To ratify the appointment of KPMG as the Company's external auditors for the year ending December 31, 2026.NOTE: THE PROXY, WHEN PROPERLY EXECUTED, WILL BEVOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

BOISE CASCADE COMPANY ANNUAL MEETING OF SHAREHOLDERSThursday, April 30, 20269:30 a.m. Mountain Daylight TimeOnline Live Via Webcast At: www.virtualshareholdermeeting.com/BCC2026Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report/Form 10-K are available at www.proxyvote.com.V84856-P46622Boise Cascade Company 1111 West Jefferson Street Suite 300Boise, ID 83702This proxy is solicited by the board of directors for use at the Annual Meeting on April 30, 2026.If no choice is specified, the proxy will be voted "FOR" items 1, 3, and 4 and "1 year" on item 2.By signing the proxy, you revoke all prior proxies and appoint Jill Twedt, Kelly Hibbs, and Chris Forrey, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the annual meeting and all adjournments.See reverse for voting instructions.